As filed with the U.S. Securities and Exchange Commission on June 6, 2024

Registration No. 333-278715

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No. __	☐

(Check appropriate box or boxes)

TIDAL TRUST II
(Exact Name of Registrant as Specified in Charter)

234 West Florida Street, Suite 203
Milwaukee, WI 53204
(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (855) 843-2534

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, DE 19801
(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, WI 53204	Domenick Pugliese Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, NY 10020

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Offered: Shares of Beneficial Interest, no par value, of Clockwise Core Equity & Innovation ETF, a series of the Registrant.

An indefinite amount of the Registrant’s securities will be registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

CLOCKWISE CORE EQUITY & INNOVATION ETF

A Series of Capitol Series Trust

c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450, P.O. Box 46707
Cincinnati, Ohio 45246

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF COMBINED INFORMATION STATEMENT AND PROSPECTUS

This Combined Information Statement and Prospectus is available at clockwisefunds.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

June 12, 2024

Dear Shareholder,

We are sending this information to you because you are a shareholder of the Clockwise Core Equity & Innovation ETF (the “Target Fund”) a series of Capitol Series Trust (the “Trust”). After careful consideration, Clockwise Capital LLC (“Clockwise”), the Target Fund’s investment adviser, has recommended the approval of an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Fund into the Clockwise Core Equity & Innovation ETF (the “Acquiring Fund”), which is a newly created series of Tidal Trust II (“Tidal Trust”). The Acquiring Fund was established solely for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and continuing the Target Fund’s business (the “Reorganization”).

The Board of Trustees of the Trust (the “Board”) has also determined that the Reorganization is in the best interests of the Fund and its shareholders, and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization.

As described below, Clockwise has discussed the Reorganization with a group of shareholders who, together, hold the majority of shares outstanding in the Target Fund (the “Majority Shareholders”). The Majority Shareholders, who own over 51% of the Target Fund’s shares, have indicated that they will consent to the Reorganization as described below. As a result, we are not seeking further shareholder approval for the Reorganization and are therefore not seeking a proxy for your vote.

The portfolio managers who are responsible for day-to-day management of the Target Fund are personnel of Clockwise. The Acquiring Fund will be advised by Tidal Investments LLC (“Tidal”) and sub-advised by Clockwise. Tidal and Clockwise will manage the Acquiring Fund in accordance with the same investment objective and substantially similar investment strategies, investment policies, and principal risks as the Target Fund. The same portfolio managers who are employees of Clockwise will continue to be responsible for day-to-day management of the Acquiring Fund. Clockwise will continue to handle the trading of portfolio securities for the Acquiring Fund.

The enclosed Information Statement/Prospectus contains information about the Reorganization. As a result of the Target Fund’s Reorganization, you will receive shares of the Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund. Importantly, the Reorganization is not expected to result in any increase in shareholder fees or expenses.

The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interests of Target Fund shareholders.

Sincerely,

/s/ Eli Mikel

Eli Mikel, CFP®, CRPC® Managing Partner

Clockwise Capital LLC

QUESTIONS AND ANSWERS

Q.       What is this document and why did you send it to me?

A.       This document is an information statement and prospectus (the “Information Statement/Prospectus”). It contains information to inform shareholders of an Agreement and Plan of Reorganization (the “Plan”).

At a meeting held on March 12-13, 2024, the Board of Trustees (the “Board”) of Capitol Series Trust (the “Trust”), including all of the trustees who are not “interested persons” of the Trust or Clockwise as that term is defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), approved the proposed reorganization (the “Reorganization”) of the Clockwise Core Equity & Innovation ETF (the “Target Fund”), a series of the Trust, into the Clockwise Core Equity & Innovation ETF (the “Acquiring Fund”), a newly-created series of Tidal Trust II (the “Tidal Trust”). Together, the Target Fund and the Acquiring Fund may be referred to in this document as the “Funds.” The Reorganization will be accomplished by converting the Target Fund into and with the Acquiring Fund.

Q.       Do Shareholders need to vote on this matter?

A.       No. The Trust is an Ohio business trust and the Tidal Trust is a Delaware statutory trust. Section 5.5 of Article V of the Agreement and Declaration of Trust for the Trust permits any action to be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent of shareholders shall be treated for all purposes as a vote at a meeting. A group of shareholders who hold the majority of shares outstanding in the Target Fund (the “Majority Shareholders”) have indicated that they will approve the Agreement and Plan of Reorganization (the “Plan”) by written consent as soon as practicable following the date of this Information Statement/Prospectus. If the consent is not provided, the Board will consider other appropriate actions, including the holding of a shareholder meeting or not proceeding with the Reorganization.

Q.       Is additional information about the Target Fund available?

A.       Yes, additional information about the Target Fund is available in the Target Fund’s:

●	Prospectus;
●	Annual and semi-annual reports to shareholders; and
●	Statement of Additional Information, or “SAI.”

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

Copies of all of these documents are available to be sent to you by first-class mail upon request without charge by writing to or calling:

Clockwise Core Equity & Innovation ETF

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450, P.O. Box 46707

Cincinnati, Ohio 45246

1-800-610-6128

You also may view or obtain these documents from the SEC:

●	By Email: publicinfo@sec.gov (duplicating fee required)

●	By Internet: www.sec.gov

Q: What is the purpose of the Reorganization?

A: The primary purpose of the Reorganization is to restructure certain of the servicing arrangements associated with the Target Fund. To accomplish this, Clockwise Capital LLC (“Clockwise”), the investment adviser to the Target Fund, recommends that the Target Fund be reorganized into and with the Acquiring Fund. Clockwise’s recommendation was made in light of its desire to provide the Target Fund’s shareholders with access to the ETF product, administration and distribution support resources of Tidal Investments LLC (“Tidal”), while enabling Clockwise to continue to fully focus on day-to-day portfolio management of the Fund. In particular, as a result of discussions with personnel of Tidal and related due diligence of Tidal and its operations, Clockwise determined that the overall service and distribution opportunities offered by Tidal, combined with Clockwise’s ability to focus on its core role of managing the Fund’s portfolio, will result in a substantial benefit to the Acquiring Fund and its shareholders. If the Reorganization is approved, Clockwise will continue to be fully responsible for the day-to-day management of the Fund. Tidal will serve as the investment adviser for the Acquiring Fund and will oversee Clockwise as well as provide administration and other support services. The Reorganization will allow Clockwise to more fully leverage its resources on the Acquiring Fund. Tidal is an ETF adviser managing 181 ETFs with over $14.77 billion in assets under management as of April 30, 2024. After careful consideration, upon the recommendation of Clockwise, the Board approved the Plan.

Q: How will the Reorganization work?

A: To reorganize the Target Fund into and with the Acquiring Fund was created as a corresponding new series of Tidal Trust with the same investment objective, and substantially similar investment strategies, investment policies and principal risks as the Target Fund. The Acquiring Fund is newly organized and has no assets or liabilities, or only de minimis assets incident to its organization. If the shareholders of the Target Fund approve the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund with a value equal to the aggregate net asset value of the Target Fund’s shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Target Fund will be liquidated and terminated.

Q: How will the Reorganization affect me as a shareholder?

A: You will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of your shares of the Target Fund held immediately prior to the Reorganization.

Q. Is the investment focus of the Acquiring Fund different from that of the Target Fund?

A. No. The Acquiring Fund will have an investment objective that is identical to that of the Target Fund. In addition, the investment strategies, investment policies and principal risks of the Target Fund are substantially similar to those of the Acquiring Fund.

Q. Who will manage the Acquiring Fund?

A. As noted above, Tidal will serve as adviser to the Acquiring Fund, and Clockwise will serve as the sub-adviser to the Acquiring Fund.

●	Tidal will provide oversight of the sub-adviser and review the sub-adviser’s performance. Tidal will also be responsible arranging for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Acquiring Fund to operate.

●	Clockwise will be responsible for the day-to-day portfolio management of the Acquiring Fund, including the selection of securities to be held by the Acquiring Fund.

The Acquiring Fund will be actively managed and the portfolio managers responsible for the day-to-day management will remain the same as for the Target Fund.

Q: Will there be changes to the Board of Trustees and service providers for the Acquiring Fund?

A: Yes. The Trust and Tidal Trust have different Boards of Trustees, legal counsel, compliance consultant, fund administrators, independent registered public accounting firm, distributor, fund accountant, transfer agent, and custodian as set forth in the table below. The fund administrator for the Acquiring Fund is a wholly owned subsidiary of Tidal.

Service Provider	Target Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC	Tidal ETF Services LLC
Sub-Administrator	None	U.S. Bancorp Fund Services, LLC
Fund Accounting Agent	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	Brown Brothers Harriman & Co.	U.S. Bancorp Fund Services, LLC
Custodian	Brown Brothers Harriman & Co.	U.S. Bank National Association
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Foreside Fund Services, LLC
Independent Registered Public Accounting Firm	Ernst & Young LLP	Cohen & Company, Ltd.
Legal Counsel	Practus, LLP	Sullivan & Worcester LLP
Compliance Consultant	Northern Lights Compliance Services, LLC	NA

Q: Will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

A: No, the fees and expenses you pay as a shareholder of the Target Fund are expected to stay the same after you become a shareholder of the Acquiring Fund. Each Fund operates under a unitary fee contract structure whereby each Fund pays for its investment advisory and administrative services under what is essentially an “all-in” fee arrangement, each at an annual rate of 0.95% of its average daily net assets. Please note that even though both Funds’ management fees are structured as “unitary management fees” which covers most of each Fund’s expenses, there are certain expense exceptions for which each Fund remains responsible for paying, including acquired fund fees and expenses. Additional information regarding the “unitary management fee” is included in the section of Combined Information Statement and Prospectus entitled “Fees and Expenses.” The total annual fund operating expenses for the Target Fund are 1.00% per annum of the Target Fund’s average daily net assets per the Target Fund’s current Prospectus. Likewise, the estimated total annual fund operating expenses for the Acquiring Fund are 1.00% per annum of the Acquiring Fund’s average daily net assets.

The Funds have each adopted a Rule 12b-1 Distribution and Service Plan under which the applicable Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently expected to be paid by the Acquiring Fund, and the Board of Trustees of Tidal Trust has not approved the commencement of any payments under the plan. Similarly, no such fee is currently being paid by the Target Fund, and the Board has not approved the commencement of any payments under the plan.

Q: Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A: Yes. The number of shares of the Acquiring Fund you receive will be equal to the number of Target Fund shares you hold, with the same aggregate net asset value, immediately prior to the Reorganization.

Q: Will the Reorganization result in any taxes?

A: The Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended. In general, the Target Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. Shareholders of the Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.

Q: Will my basis change as a result of the Reorganization?

A: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares you receive in the Reorganization will be the same as the basis of your Target Fund shares you held immediately before the Reorganization.

Q: Will I be charged a commission or other fee as a result of the Reorganization?

A: No commission or other fees will be imposed on shareholders in connection with the Reorganization.

Q: Who is paying for expenses related to the Reorganization?

A: None of the Target Fund, Target Fund shareholders, or the Acquiring Fund will incur any expenses in connection with the Reorganization. Clockwise and Tidal will bear all expenses of the Target Fund, Target Fund shareholders and the Acquiring Fund relating to the Reorganization, including the costs relating to the Information Statement/Prospectus. Clockwise and Tidal will pay such costs whether or not the Reorganization is consummated. Clockwise will pay any legal fees and expenses incurred by it and the Target Fund in connection with the Reorganization.

Q: Will the Reorganization affect my ability to buy and sell shares?

A: No. You may continue to make additional purchases or sales of the Target Fund shares through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be on or about on or about June 24, 2024. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved by the Majority Shareholders, your Target Fund shares will automatically be converted to Acquiring Fund shares.

Q: What will happen if the Plan is not approved by the Majority Shareholders?

A: If the Majority Shareholders do not approve the Plan, the Trust’s Board will consider other appropriate actions, including, among others, holding a shareholder meeting, not proceeding with the Reorganization or liquidating the Target Fund.

Q. Whom do I call if I have questions?

A. We will be happy to answer your questions about this Information Statement/Prospectus. Please call Clockwise at 1-800-610-6128 between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Important additional information about the Reorganization is set forth in the accompanying
Information Statement/Prospectus. Please read it carefully.

COMBINED INFORMATION STATEMENT AND PROSPECTUS
DATED June 10, 2024

REORGANIZATION OF

Clockwise Core Equity & Innovation ETF
(A series of Capitol Series Trust)

c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450, P.O. Box 46707
Cincinnati, Ohio 45246
1-800-610-6128

INTO THE

Clockwise Core Equity & Innovation ETF
(A series of Tidal Trust II)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
1-844-986-7700

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Combined Information Statement and Prospectus (the “Information Statement/Prospectus”) is furnished to you as a shareholder of the Clockwise Core Equity & Innovation ETF (the “Target Fund”), a series of Capitol Series Trust (the “Trust”). After careful consideration, the Fund’s investment adviser, Clockwise Capital LLC (“Clockwise”), has recommended, and the Board of Trustees (the “Board”) for the Trust has approved, the reorganization of the Target Fund into the Clockwise Core Equity & Innovation ETF (the “Acquiring Fund”) (the “Reorganization”) as well as the Agreement and Plan of Reorganization (the “Plan”). The Target Fund is a series of the Trust, an Ohio business statutory trust. The Acquiring Fund is a newly-created series of Tidal Trust II, a Delaware statutory trust (the “Tidal Trust”). The Target Fund and the Acquiring Fund may be referred to together as the “Funds.”

The Acquiring Fund was formed in connection with the Plan and the Reorganization to continue the business of the Target Fund. The Acquiring Fund will not commence operations until the completion of the Reorganization, which is subject to shareholder approval and certain other closing conditions. Once operational, the Acquiring Fund will have the same investment objective as the Target Fund, namely, to seek long-term growth of capital. In addition, the Acquiring Fund will have substantially similar principal investment strategies, investment policies and principal risks as the Target Fund.

The Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest (“Shares”) of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. After the Reorganization, shareholders will no longer be shareholders of the Target Fund, but would instead be shareholders of the Acquiring Fund.

This Information Statement/Prospectus sets forth concisely the information you should know about the Reorganization of the Target Fund. This document constitutes an offering of the shares of the Acquiring Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

In addition, the following documents each have been filed with the United States Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

●	the Statement of Additional Information dated June 10, 2024 relating to this Information Statement/Prospectus;

●	the Prospectus related to the Target Fund, dated December 29, 2023, on file with the SEC (http://www.sec.gov) (Nos. 333-191495 and 811-22895) (Accession No. 0001580642-23-006995);

●	the Statement of Additional Information related to the Target Fund, dated December 29, 2023, on file with the SEC (http://www.sec.gov) (Nos. 333-191495 and 811-22895) (Accession No. 0001580642-23-006995);

●	the Annual Report to shareholders of the Target Fund for the fiscal year ended August 31, 2023, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-22895) (Accession No. 0001580642-23-006049); and

●	the Semi-Annual Report to shareholders of the Target Fund for the six-month period ended February 29, 2024, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-22895) (Accession No. 0001580642-24-002541).

In addition, the Acquiring Fund has filed a Summary Prospectus, Prospectus and Statement of Additional Information for the Acquiring Fund as it will be offered after the Reorganization. Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual report is available.

This Information Statement/Prospectus will be mailed on or about June 12, 2024 to shareholders of record of the Target Fund as of June 5, 2024 (the “Record Date”).

The Trust and Tidal Trust are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, each files reports and other information, including proxy materials, with the SEC.

The Target Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Information Statement/Prospectus are available upon request and without charge by writing to the Target Fund at Clockwise Capital Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling toll-free at 1-800-610-6128. They are also available, free of charge, at the Target Fund’s website at clockwisefunds.com. This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

The United States Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The Target Fund’s shares are listed on NYSE Arca, Inc. (“NYSE Arca”). Likewise, the Acquiring Fund will list its shares on NYSE Arca. Reports, the Information Statement/Prospectus and other information concerning the Target Fund and the Acquiring Fund may be inspected at NYSE Arca.

We are not asking you for a proxy and you are requested not to send us a proxy.

OVERVIEW

This Information Statement/Prospectus relates to the Reorganization of the Target Fund into and with the Acquiring Fund.

The Board of Trustees of the Trust, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Plan, pursuant to which the Target Fund will reorganize into and with the Acquiring Fund and each Target Fund shareholder will become a shareholder of the Acquiring Fund. Approval of the Plan is subject to approval by the Majority Shareholders (as described more below). A form of the Plan is attached to this Information Statement/Prospectus as Appendix A. The Board considered the Reorganization at a meeting held on March 12-13, 2024. Based upon the recommendation of Clockwise, the Board’s evaluation of the terms of the Plan, and other relevant information presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all of the Trustees who are not “interested persons” of the Trust under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization. See “Reasons for the Reorganization - Board Considerations” for a summary of the factors considered and conclusions drawn by the Board in approving the Plan and authorizing the submission of the Plan to the Majority Shareholders for consent.

To reorganize the Target Fund into a series of Tidal Trust, a fund with an identical investment objective and substantially similar investment strategies, the Acquiring Fund, which is also named the “Clockwise Core Equity & Innovation ETF,” has been created as a new series of Tidal Trust. A group of shareholders who hold the majority of shares outstanding in the Target Fund (the “Majority Shareholders”) have indicated that they will approve the Plan by written consent as soon as practicable following the date of this Information Statement/Prospectus. If the Majority Shareholders approve the Plan, the Reorganization will have these primary steps:

●	All of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities;

●	Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares received by the Target Fund pro rata to its shareholders in redemption of the outstanding shares of the Target Fund; and

●	The Target Fund will be liquidated and terminated.

Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the Acquiring Fund, the assumption of all of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares to Target Fund shareholders, and the liquidation and termination of the Target Fund. The Acquiring Fund shares issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. As a result of the Reorganization, existing shareholders of the Target Fund shares will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization. No commission or other transaction fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. In general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. Tidal Trust and the Trust will receive an opinion from the law firm of Sullivan & Worcester LLP (“Sullivan”), as counsel to Tidal Trust, confirming such tax treatment.

The Trust is an Ohio business trust and the Tidal Trust is a Delaware statutory trust. Appendix E provides an overview of the differences in the organizational documents between the Trust and the Tidal Trust.

Section 5.5 of Article V of the Agreement and Declaration of Trust for the Trust permits any action to be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent of shareholders shall be treated for all purposes as a vote at a meeting. The Majority Shareholders have indicated that they will approve the Plan by written consent as soon as practicable following the date of this Information Statement/Prospectus, or as soon thereafter as practicable. If the Majority Shareholders’ consent is not provided, the Board will consider other appropriate actions, including the holding of a shareholder meeting, not proceeding with the Reorganization or liquidating the Target Fund.

EFFECT OF THE REORGANIZATION

The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund.

Certain basic information about the Target Fund and Acquiring Fund is provided in the table below.

	Target Fund	Acquiring Fund
Identity of Fund	Clockwise Core Equity & Innovation ETF, a series of Capitol Series Trust (an open-end management investment company registered with the SEC)	Clockwise Core Equity & Innovation ETF, a series of Tidal Trust II (an open-end management investment company registered with the SEC)
Listing Exchange	NYSE Arca, Inc.	Same
Ticker Symbol	TIME	TIME
Fiscal Year-End	August 31	Same
Form of Organization	Series of an Ohio business trust	Series of a Delaware statutory trust
Diversification Status	Non-Diversified	Same

The Reorganization will shift management responsibility for the Target Fund from Clockwise, to Tidal Investments LLC (“Tidal”) as investment adviser of the Acquiring Fund, and Clockwise as sub-adviser of the Acquiring Fund. The portfolio managers from Clockwise who are responsible for the day-to-day portfolio management for the Target Fund will continue as portfolio managers responsible for the day-to-day portfolio management for the Acquiring Fund.

Neither the Trust nor Clockwise is affiliated with Tidal Trust, or Tidal. The investment objective of the Acquiring Fund will be identical to that of the Target Fund. The investment strategies of the Acquiring Fund will be substantially similar to those of the Target Fund. The Acquiring Fund will have the same portfolio managers responsible for the day-to-day portfolio management as the Target Fund. The Acquiring Fund and the Target Fund are each classified as non-diversified for purposes of the 1940 Act.

Shareholders will continue to be able to make additional purchases or sales of the Target Fund shares through their financial intermediary up to and including the day of the Reorganization. If the Reorganization is approved, Target Fund shares will automatically be converted to Acquiring Fund shares.

FEES AND EXPENSES

The Reorganization will not result in a change in the management fee currently paid by the Target Fund. The Target Fund pays Clockwise a unitary management fee on a monthly basis at the annual rate of 0.95% of the Target Fund’s average daily net assets. Under the Target Fund’s advisory agreement, Clockwise pays substantially all of the expenses of the Target Fund, subject to certain exceptions. The Acquiring Fund will pay Tidal a unitary management fee on a monthly basis at the annual rate of 0.95% of the Acquiring Fund’s average daily net assets. Under the Acquiring Fund’s advisory agreement, Tidal pays substantially all of the expenses of the Acquiring Fund, subject to certain exceptions. Both advisory agreements provide that the applicable adviser will not be responsible for paying for the advisory fee and certain excluded expenses.

The Target Fund and the Acquiring Fund have each adopted a Rule 12b-1 Distribution and Service Plan (each a “12b-1 Plan”) under which the Target Fund and the Acquiring Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently expected to be paid by the Acquiring Fund, and the Board of Trustees of Tidal Trust has not approved the commencement of any payments under the 12b-1 Plan. Similarly, no such fee is currently being paid by the Target Fund, and the Board has not approved the commencement of any payments under the 12b-1 Plan.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund and the Acquiring Fund. There is no separate pro forma column because the Acquiring Fund column shows the fees and expenses that will apply following the Reorganization; the Acquiring Fund is not operational and does not currently have assets. The information below is based on actual expenses incurred by the Target Fund during the fiscal period ended August 31, 2023.

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Target Fund(1)	Acquiring Fund(2) (Pro forma)
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Acquired Fund Fees and Expenses	0.05%	0.05%(3)
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.00%	1.00%

(1)	The Target Fund’s adviser will pay all other expenses of the Fund (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

(2)	The Acquiring Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Expense Example

This Example is intended to help you compare the cost of investing in each of the Target Fund and Acquiring Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target Fund

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Acquiring Fund

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

For the Target Fund’s most recent fiscal year ended August 31, 2023, the Target Fund’s portfolio turnover rate was 283% of the average value of its portfolio. The Acquiring Fund is expected to have a similar portfolio turnover rate.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
PRINCIPAL RISKS, AND INVESTMENT RESTRICTIONS

There are no differences in the investment objectives of the Target Fund and Acquiring Fund. The Funds’ principal investment strategies, investment restrictions and principal risks are substantially similar. The same portfolio managers will continue to manage the Acquiring Fund.

Investment Objectives of the Target Fund and the Acquiring Fund - The investment objective for each Fund is to seek long-term growth of capital. Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed by its Board without shareholder approval upon the provision of at least 60 days’ written notice to shareholders.

Principal Investment Strategies of the Target Fund and the Acquiring Fund - The principal investment strategies for each Fund are substantially similar.

Target Fund Principal Investment Strategies Disclosure	Acquiring Fund Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily in domestic equity securities of companies that are relevant to the Fund’s investment theme of 5G enabled opportunistic investing. Clockwise defines 5G enabled opportunistic investing as investing in companies that, in Clockwise’s opinion, best leverage the proliferation of 5G internet and cloud-based products and services. Investments may include, but are not limited to, companies focusing on artificial intelligence and machine learning, robotic and smart manufacturing, cryptocurrency and digital payments, electric vehicles and self-driving vehicles, preventative health and remote surgery, and big data and data security. The Fund will not directly invest in cryptocurrency and does not currently intend to invest in any entity whose primary business purpose is to provide exposure to cryptocurrency, but may have indirect exposure by investing in companies with exposure to cryptocurrency.	The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest, under normal circumstances, primarily in domestic equity securities of companies that are relevant to the Fund’s investment theme of 5G enabled opportunistic investing. Clockwise defines 5G enabled opportunistic investing as investing in companies that, in Clockwise’s opinion, best leverage the proliferation of 5G internet and cloud-based products and services. ~~Investments~~Examples of companies that meet Clockwise’s criteria for 5G enabled opportunistic investing may include, but are not limited to, companies focusing on artificial intelligence and machine learning, robotic and smart manufacturing, cryptocurrency and digital payments, electric vehicles and self-driving vehicles, preventative health and remote surgery, and big data and data security. The Fund will not directly invest in cryptocurrency and does not currently intend to invest in any entity whose primary business purpose is to provide exposure to cryptocurrency, but may have indirect exposure by investing in companies with exposure to cryptocurrency. That is, the Fund may invest in companies whose businesses are related to crypto assets or crypto asset infrastructure.
Clockwise’s investment thesis focuses on the meaning of time and the role it plays in people’s lives, believing that the essence of a successful investment resides in the ability of a company to save their customer’s time. Clockwise believes that those companies that best leverage the proliferation of 5G internet and cloud-based products and services will experience the greatest increases in labor productivity, fulfilling technology’s essential purpose, improving people’s time. Clockwise believes that those companies that are best able to improve labor productivity and increase customer efficiencies over time will be best positioned for positive long-term growth.	Clockwise’s investment thesis focuses on the meaning of time and the role it plays in people’s lives, believing that the essence of a successful investment resides in the ability of a company to save their customer’s time. Clockwise believes that those companies that best leverage the proliferation of 5G internet and cloud-based products and services will experience the greatest increases in labor productivity, fulfilling technology’s essential purpose, ~~improving~~ which is to improve people’s time. Clockwise believes that those companies that are best able to improve labor productivity and increase customer efficiencies over time will be best positioned for positive long-term growth.

Target Fund Principal Investment Strategies Disclosure	Acquiring Fund Principal Investment Strategies
Clockwise will seek to achieve the Fund’s investment objective, using its own internal research and analysis, by identifying and investing in companies capitalizing on 5G internet and cloud-based products and services. In selecting investments for the Fund, Clockwise seeks to identify, using its own internal research and analysis, companies capitalizing on 5G internet and cloud-based products and services. Clockwise uses both “top down” and “bottom up” approaches to security selection for the Fund. Clockwise begins by using a “top down” approach employing thematic prerequisites to develop a target universe of approximately 80 companies that Clockwise believes are best positioned to leverage the proliferation of 5G internet and cloud-based products and services (the “Investment Universe”). To perform this analysis, all investment team members review new ideas during daily briefings and weekly portfolio reviews. Ideas are first screened for such thematic prerequisites from the list of companies that comprise Nasdaq, the S&P 500, and Russell 2000. Clockwise next uses a “bottom up” approach to determine which companies the Fund will invest in within the Investment Universe. As part of this process, the investment team evaluates certain minimum financial thresholds for each investment idea, including the company’s growth profile, margin opportunity, and asset turnover ratios. Clockwise makes its investment decisions primarily based on its analysis of the potential of the individual companies in the Investment Universe using its proprietary valuation scoring methodology which accounts for financial modeling of asset turnover trends and projections, market opportunity, network resilience, and historical multiple performance of each company in the Investment Universe. The Clockwise proprietary valuation scoring methodology aims to standardize valuations across growth companies. The valuation methodology takes into account variables not captured by traditional valuation metrics, including price-to-sales and price-to-earnings ratios. These variables include the company’s market penetration relative to its total addressable market, sales growth rates relative to industry peers, and profit margin profile. The combination of these variables standardizes valuations across a target set of growth companies, thereby supplying the ability to rank investment opportunities for inclusion into the fund. Clockwise then selects for final consideration those companies from the Investment Universe that Clockwise believes, based on its fundamental analysis, have a minimum 100% return target threshold over a 5-year investment period. From that final list, the Fund will invest in approximately 10 – 20 companies, applying a 5% – 20% conviction driven weighting to each portfolio investment. New positions in the Fund will generally start at 25% to 30% of their target weights. Clockwise’s highest conviction investment ideas are those that it believes present the best risk-reward opportunities.	Clockwise will seek to achieve the Fund’s investment objective~~, using its own internal research and analysis,~~ by identifying and investing in companies capitalizing on 5G internet and cloud-based products and services. In selecting investments for the Fund, Clockwise seeks to identify, using its own internal research and analysis, companies capitalizing on 5G internet and cloud-based products and services. Clockwise uses both “top down” and “bottom up” approaches to security selection for the Fund. Clockwise begins by using a “top down” approach employing thematic prerequisites to develop a target universe of approximately 80 companies that Clockwise believes are best positioned to leverage the proliferation of 5G internet and cloud-based products and services (the “Investment Universe”). To perform this analysis, all investment team members review new ideas during daily briefings and weekly portfolio reviews. Ideas are first screened for such thematic prerequisites from the list of companies that comprise Nasdaq, the S&P 500, and Russell 2000. Clockwise next uses a “bottom up” approach to determine which companies the Fund will invest in within the Investment Universe. As part of this process, the investment team evaluates certain minimum financial thresholds for each investment idea, including the company’s growth profile, margin opportunity, and asset turnover ratios. Clockwise makes its investment decisions primarily based on its analysis of the potential of the individual companies in the Investment Universe using its proprietary valuation scoring methodology which accounts for financial modeling of asset turnover trends and projections, market opportunity, network resilience, and historical multiple performance of each company in the Investment Universe. The Clockwise proprietary valuation scoring methodology aims to standardize valuations across growth companies. The valuation methodology takes into account variables ~~not~~ captured by traditional valuation metrics, ~~including~~ such as price-to-sales and price-to-earnings ratios~~. These variables include~~, and non-traditional metrics such as, the company’s market penetration relative to its total addressable market, sales growth rates relative to industry peers, and profit margin profile. The combination of these variables standardizes valuations across a target set of growth companies, thereby supplying the ability to rank investment opportunities for inclusion into the fund. Clockwise then ~~selects~~ identifies for final ~~consideration~~ evaluation, those companies from the Investment Universe that ~~Clockwise believes, based on~~, according to its fundamental analysis, ~~have a minimum 100%~~ hold the potential to meet or exceed specific return targets ~~target threshold~~ over a 5-year investment ~~period~~ horizon. ~~From that final list,~~ Clockwise weights securities within the portfolio based on fundamental risk-return characteristics for each individual security. Typically, 20-40 companies are held within the Fund’s portfolio, with portfolio weights of holdings ranging from 2% to 6% based on the risk-return profile of each security. Typically, the Fund will initially invest ~~in approximately 10 – 20 companies, applying a 5% – 20% conviction driven weighting to each portfolio investment~~ between 25% and 30% of the planned total investment in a new position, buying in several stages over time to seek to take advantage of dollar cost averaging. ~~New positions in the Fund will generally start at 25% to 30% of their target weights.~~ Clockwise’s highest conviction investment ideas are those that it believes present the best risk-reward opportunities.

Target Fund Principal Investment Strategies Disclosure	Acquiring Fund Principal Investment Strategies
As a result of the small number of positions that the Fund expects to hold in its portfolio, and because it does not intend to invest in certain sectors at all, the Fund from time to time expects to be focused in the Communications Sector, Consumer Discretionary Sector, Consumer Staples Sector, Industrials Sector, Information Technology Sector, Real Estate Sector or Utilities Sector. The Fund will not be concentrated in any particular industry or sub-industry.	As a result of the small number of positions that the Fund expects to hold in its portfolio, and because it does not intend to invest in certain sectors at all, the Fund from time to time expects to be focused in one or more of the Communications Sector, Consumer Discretionary Sector, Consumer Staples Sector, Financials Sector, Healthcare Sector, Industrials Sector, Information Technology Sector, Real Estate Sector and/or Utilities Sector. The Fund will not be concentrated in any particular industry or sub-industry.
Under normal circumstances, approximately 90% of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, and other equity investments or ownership interests in business enterprises. The Fund’s investments will include small-, medium- and large-capitalization companies, with Clockwise focusing on investing in companies with market capitalization greater than $1 billion. Under normal circumstances, the Fund as a target will invest up to 10% of the Fund’s portfolio in fixed income securities on an opportunistic basis, including short-term treasuries, money market funds, and other cash equivalents. The Fund may maintain a higher percentage of the Fund’s assets in such investments under extreme conditions (e.g. with exceedingly high market values pre-COVID).	~~Under~~ The Fund will invest, under normal circumstances, ~~approximately 90%~~ at least 80% of ~~the Fund’s~~ its net assets ~~will be invested~~, plus the amount of borrowings for investment purposes, in equity securities, including common stocks, partnership interests, and other equity investments or ownership interests in business enterprises. In addition, the Fund may invest up to 95% of its net assets in such securities. The Fund’s investments will include small-, medium- and large-capitalization companies, with Clockwise focusing on investing in companies with market capitalization greater than $1 billion. Under normal circumstances, the Fund as a target will invest ~~up to 10%~~between 5% and 20% of the Fund’s portfolio in fixed income securities on an opportunistic basis, including short-term treasuries, money market funds, and other cash equivalents. The Fund may maintain a higher percentage of the Fund’s assets in such investments under extreme conditions ~~(e.g. with exceedingly high market values pre-COVID)~~.
As part of its investment strategy, the Fund may invest in covered calls with respect to securities held in the Fund’s portfolio. A covered call is a strategy in which the Fund purchases or already owns an equity security and then sells calls on that security on a share for share basis. Whether the shares are purchased before the calls are sold or purchased at the same time, the resulting position is referred to as a “covered call position.” The benefits to the Fund of investing in a covered call are: (1) the premium received from selling a covered call is income to the Fund; (2) by selling the covered call, the Fund establishes a target selling price for the security that is above the current price, and also allows the Fund to manage capital gains in the portfolio from a tax perspective; and (3) the covered call provides a limited amount of downside protection because the premium received reduces the breakeven point for owning the stock.	As part of its investment strategy, the Fund may invest in covered calls with respect to securities held in the Fund’s portfolio. A covered call is a strategy in which the Fund purchases or already owns an equity security and then sells calls on that security on a share for share basis. Clockwise intends to use covered calls when it expects certain securities to trade within a specific range for a set period. This approach aims to generate income and provide protection against unique event risks. Clockwise will select strike prices based on its estimation of the intrinsic value of the security. Whether the shares are purchased before the calls are sold or purchased at the same time, the resulting position is referred to as a “covered call position.” The benefits to the Fund of investing in a covered call are: (1) the premium received from selling a covered call is income to the Fund; (2) by selling the covered call, the Fund establishes a target selling price for the security that is above the current price, and also allows the Fund to manage capital gains in the portfolio from a tax perspective; and (3) the covered call provides a limited amount of downside protection because the premium received reduces the breakeven point for owning the stock. However, if the underlying securities’ prices rise above the strike prices of the calls, those securities may be sold (“called away”), potentially limiting the Fund’s opportunity for capital growth. Therefore, Clockwise will use covered call strategies selectively.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.	Same

Each Fund is an actively-managed exchange-traded fund (“ETF”) that will invest, under normal circumstances, primarily in domestic equity securities of companies that are relevant to each Fund’s investment theme of 5G enabled opportunistic investing. Clockwise Capital LLC (“Clockwise”) defines 5G enabled opportunistic investing as investing in companies that, in Clockwise’s opinion, best leverage the proliferation of 5G internet and cloud-based products and services. Examples of companies that meet Clockwise’s criteria for 5G enabled opportunistic investing may include, but are not limited to, companies focusing on artificial intelligence and machine learning, robotic and smart manufacturing, cryptocurrency and digital payments, electric vehicles and self-driving vehicles, preventative health and remote surgery, and big data and data security. Each Fund will not directly invest in cryptocurrency and does not currently intend to invest in any entity whose primary business purpose is to provide exposure to cryptocurrency, but may have indirect exposure by investing in companies with exposure to cryptocurrency. That is, each Fund may invest in companies whose businesses are related to crypto assets or crypto asset infrastructure.

Clockwise’s investment thesis focuses on the meaning of time and the role it plays in people’s lives, believing that the essence of a successful investment resides in the ability of a company to save their customer’s time. Clockwise believes that those companies that best leverage the proliferation of 5G internet and cloud-based products and services will experience the greatest increases in labor productivity, fulfilling technology’s essential purpose, which is to improve people’s time. Clockwise believes that those companies that are best able to improve labor productivity and increase customer efficiencies over time will be best positioned for positive long-term growth.

Clockwise will seek to achieve each Fund’s investment objective by identifying and investing in companies capitalizing on 5G internet and cloud-based products and services. In selecting investments for each Fund, Clockwise seeks to identify, using its own internal research and analysis, companies capitalizing on 5G internet and cloud-based products and services. Clockwise uses both “top down” and “bottom up” approaches to security selection for each Fund. Clockwise begins by using a “top down” approach employing thematic prerequisites to develop a target universe of approximately 80 companies that Clockwise believes are best positioned to leverage the proliferation of 5G internet and cloud-based products and services (the “Investment Universe”). To perform this analysis, all investment team members review new ideas during daily briefings and weekly portfolio reviews. Ideas are first screened for such thematic prerequisites from the list of companies that comprise Nasdaq, the S&P 500, and Russell 2000. Clockwise next uses a “bottom up” approach to determine which companies each Fund will invest in within the Investment Universe. As part of this process, the investment team evaluates certain minimum financial thresholds for each investment idea, including the company’s growth profile, margin opportunity, and asset turnover ratios. Clockwise makes its investment decisions primarily based on its analysis of the potential of the individual companies in the Investment Universe using its proprietary valuation scoring methodology which accounts for financial modeling of asset turnover trends and projections, market opportunity, network resilience, and historical multiple performance of each company in the Investment Universe. The Clockwise proprietary valuation scoring methodology aims to standardize valuations across growth companies. The valuation methodology takes into account variables captured by traditional valuation metrics, such as price-to-sales and price-to-earnings ratios, and non-traditional metrics such as, the company’s market penetration relative to its total addressable market, sales growth rates relative to industry peers, and profit margin profile. The combination of these variables standardizes valuations across a target set of growth companies, thereby supplying the ability to rank investment opportunities for inclusion into the fund. Clockwise then identifies, for final evaluation, those companies from the Investment Universe that, according to its fundamental analysis, hold the potential to meet or exceed specific return targets over a 5-year investment horizon. Clockwise weights securities within the portfolio based on fundamental risk-return characteristics for each individual security. Typically, 20-40 companies are held within the Fund’s portfolio, with portfolio weights of holdings ranging from 2% to 6% based on the risk-return profile of each security. Typically, the Fund will initially invest between 25% and 30% of the planned total investment in a new position, buying in several stages over time to seek to take advantage of dollar cost averaging. The Clockwise’s highest conviction investment ideas are those that it believes present the best risk-reward opportunities.

As a result of the small number of positions that each Fund expects to hold in its portfolio, and because it does not intend to invest in certain sectors at all, each Fund from time to time expects to be focused in one or more of the Communications Sector, Consumer Discretionary Sector, Consumer Staples Sector, Financials Sector, Healthcare Sector, Industrials Sector, Information Technology Sector, Real Estate Sector and/or Utilities Sector. The Fund will not be concentrated in any particular industry or sub-industry.

The Acquiring Fund will have slightly more flexibility to invest in fixed income securities.

●	For the Target Fund, under normal circumstances, approximately 90% of its Fund’s assets will be invested in equity securities, including common stocks, partnership interests, and other equity investments or ownership interests in business enterprises. The Fund’s investments will include small-, medium- and large-capitalization companies, with Clockwise focusing on investing in companies with market capitalization greater than $1 billion. Under normal circumstances, each Fund as a target will invest up to 10% of the Fund’s portfolio in fixed income securities on an opportunistic basis, including short-term treasuries, money market funds, and other cash equivalents. The Fund may maintain a higher percentage of each Fund’s assets in such investments under extreme conditions.
●	For the Acquiring Fund, it will invest, under normal circumstances, at least 80% of its net assets plus the amount of borrowings for investment purposes, in equity securities, including common stocks, partnership interests, and other equity investments or ownership interests in business enterprises. In addition, the Fund may invest up to 95% of its net assets in such securities. The Fund’s investments will include small-, medium- and large-capitalization companies, with the Sub-Adviser focusing on investing in companies with market capitalization greater than $1 billion. Under normal circumstances, the Fund as a target will invest between 5% and 20% of the Fund’s portfolio in fixed income securities on an opportunistic basis, including short-term treasuries, money market funds, and other cash equivalents. The Fund may maintain a higher percentage of the Fund’s assets in such investments under extreme conditions.

As part of its investment strategy, each Fund may invest in covered calls with respect to securities held in each Fund’s portfolio. A covered call is a strategy in which each Fund purchases or already owns an equity security and then sells calls on that security on a share for share basis. Clockwise intends to use covered calls when it expects certain securities to trade within a specific range for a set period. This approach aims to generate income and provide protection against unique event risks. Clockwise will select strike prices based on its estimation of the intrinsic value of the security. Whether the shares are purchased before the calls are sold or purchased at the same time, the resulting position is referred to as a “covered call position.” The benefits to each Fund of investing in a covered call are: (1) the premium received from selling a covered call is income to each Fund; (2) by selling the covered call, each Fund establishes a target selling price for the security that is above the current price, and also allows each Fund to manage capital gains in the portfolio from a tax perspective; and (3) the covered call provides a limited amount of downside protection because the premium received reduces the breakeven point for owning the stock. However, if the underlying securities’ prices rise above the strike prices of the calls, those securities may be sold (“called away”), potentially limiting a Fund’s opportunity for capital growth. Therefore, Clockwise will use covered call strategies selectively.

Each Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Temporary Defensive Positions

From time to time, each Fund may, in unusual circumstances, take temporary defensive positions that are inconsistent with its principal investment strategies. If the Sub-Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

Principal Investment Risks of the Target Fund and the Acquiring Fund

The principal investment risks for both Funds are substantially similar and a few of the risks are described slightly differently in their respective prospectuses. In addition, as shown below, the Acquiring Fund references a couple of additional risks as principal risks.

The following shows the risks as described in each of the Target Fund’s and the Acquiring Fund’s prospectuses. Each risk summarized below is considered a “principal risk” of investing in the Fund regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value an investors performance in the Fund:

Target Fund Risk Disclosure	Acquiring Fund Risk Disclosure

Sector Focus Risk. Clockwise may allocate more of the Fund’s investments to a particular sector or sectors in the market, including the following sectors: Industrials, Consumer Discretionary, Consumer Staples, Health Care, Financials, Information Technology, Communications, Utilities and Real Estate. If the Fund invests a significant portion of its total assets in a certain sector or certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors than a fund that is more diversified.

●     Communications Sector Risk. The Fund may be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability.

●     Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability relative to other sectors. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

●     Consumer Staples Sector Risk. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

Same, except this risk is titled “Sector Risks.”

Target Fund Risk Disclosure	Acquiring Fund Risk Disclosure

●     Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

●     Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies.

●     Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. Aerospace and defense companies, another component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, such companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.

Target Fund Risk Disclosure	Acquiring Fund Risk Disclosure

●     Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment, among other things. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

●     Real Estate Sector Risk. The Fund’s assets may be concentrated in the real estate sector, which means the Fund will be more affected by the performance of the real estate sector than a fund that is more diversified. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

●     Utilities Sector Risk. Investments in the utilities sector at times may be limited to a relatively small number of issuers. Such investments may therefore be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. As an example of these risks, companies in the telecommunications and electric utilities industries have experienced substantial changes in the amount and type of regulation at the state and federal levels. While creating opportunities for some companies, it also has increased uncertainty for others with respect to future revenues and earnings. This trend may continue for some time and increased share price volatility may result. In addition, utilities companies may be significantly affected by government regulation, supply and demand of services or fuel, availability of financing, tax laws and regulations and environmental issues.

Target Fund Risk Disclosure	Acquiring Fund Risk Disclosure
Covered Call Risk. The risks of selling covered calls are two-fold. The first is that that the Fund may still lose money if the price of the security declines to below the breakeven point (the strike price less the premium paid). The second is the opportunity risk of not participating in a large rise in the price of a security held in the Fund’s portfolio.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, commodities, currencies, funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying reference asset(s). Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

Covered Calls. The risks of selling covered calls are two-fold. The first is that that the Fund may still lose money if the price of the security declines to below the breakeven point (the strike price less the premium paid). The second is the opportunity risk of not participating in a large rise in the price of a security held in the Fund’s portfolio.

Equity Securities Risk. The value of the equity securities in which the Fund invests may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.	Equity Market Risk. By virtue of the Fund’s investments in equity securities, the Fund is exposed to common stocks which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.
Market Risk. Markets can decline in value sharply and unpredictably. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares could, in turn, lead to differences between the market price of the Fund’s shares and the underlying net asset value of those shares.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Target Fund Risk Disclosure	Acquiring Fund Risk Disclosure

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrenies, the most well-known of which is bitcoin. The Fund may have exposure to Cryptocurrency indirectly through an investment in other issuers that invest in or have exposure to bitcoin. The Fund will not invest directly in any cryptocurrencies, nor will it in invest in any bitcoin futures ETFs. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Crytocurrency is not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. The market price of bitcoin has been subject to extreme fluctuations. If cryptocurrency markets continue to be subject to sharp fluctuations, investors may experience losses if the value of the Fund’s investments in issuers with exposure to cryptocurrencies decline. Cryptocurrencies are susceptible to theft, loss and destruction. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Any investment in cryptocurrency remains subject to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues. Such volatility can adversely affect an investment in the Fund. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of the cryptocurrency and thus the Fund’s investment.	Same

Target Fund Risk Disclosure	Acquiring Fund Risk Disclosure

Issuer Risk. Because the Fund may invest in approximately 10 to 20 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Focused Portfolio Risk. The Fund will hold a relatively focused portfolio that may contain securities of fewer issuers than the portfolios of other ETFs. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.
--

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Target Fund Risk Disclosure	Acquiring Fund Risk Disclosure

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

ETF Shares Trading Risk. Shares are listed for trading on the Exchange and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Secondary Market Liquidity Risk. Shares of the Fund may trade at prices other than NAV. As with all exchange traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. When an ETF is first launched, it is unlikely to have immediate secondary market liquidity. There is likely to be a lead market maker making markets of significant size, but it is unlikely there will be many market participants on day one of trading. This lack of secondary market liquidity may make it difficult investors to transact in Fund shares in the market, and the market price consequently may deviate from the Fund’s NAV. As the Fund begins to trade and as client interest increases, more and more market participants buy or sell shares of the Fund and secondary market liquidity will grow. While all ETFs can be held for prolonged periods or intraday, some ETFs experience more secondary market trading than others.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Target Fund Risk Disclosure	Acquiring Fund Risk Disclosure

Trading Issues Risk. The Fund faces numerous trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares due to market stress, which may result in Shares trading at a significant premium or discount to their NAV. Although the Shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund Shares may trade at a larger premium or discount to their net asset value. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as those of an underlying issuer being halted or a market wide closure, settlement prices for such contracts will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Cash and Cash Equivalents Risk. When the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.	Same
Cryptocurrency Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrency are uncertain and an investment in cryptocurrency may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund.	Same
Active Management Risk. As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of Clockwise, and there can be no assurance that any such personnel will be successful.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on Clockwise’s success or failure to implement investment strategies for the Fund.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Target Fund Risk Disclosure	Acquiring Fund Risk Disclosure

Large-Capitalization Companies Risk. The Fund is subject to the risk that large-capitalization companies may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. Clockwise defines large-capitalization stocks as generally having market capitalization over $10 billion.

Small-Capitalization and Medium-Capitalization Companies Risk. Small-capitalization and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small-capitalization and medium capitalization companies could trail the returns on investments in securities of large-capitalization companies. The Adviser defines small-capitalization stocks as generally having market capitalization between $300 million and $2 billion and medium-capitalization stocks as generally having market capitalization between $2 billion and $10 billion.

Market Capitalization Risk.

○    Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○    Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○    Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

--	Models and Data Risk. Clockwise’s evaluation of potential Fund portfolio holdings is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (Models and Data). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete.

New Fund Risk. The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Newer Fund Risk. The Fund is newer with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

New Adviser Risk. Clockwise has not previously served as an adviser to a registered mutual fund or ETF. As a result, there is no long-term track record against which an investor may judge Clockwise and it is possible Clockwise may not achieve the Fund’s intended investment objective.

Newer Sub-Adviser Risk. Clockwise is a recently formed entity and has only limited experience with managing an exchange-traded fund regulated under the 1940 Act. As a result, there is no long-term track record against which an investor may judge Clockwise’s effectiveness.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Target Fund Risk Disclosure	Acquiring Fund Risk Disclosure
--	U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Investment Restrictions of the Target Fund and the Acquiring Fund

The investment restrictions for both Funds are substantially similar but are described slightly differently. The following table reflects each Fund’s respective investment restrictions.

Target Fund	Acquiring Fund
The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Tidal Trust has adopted the following investment restrictions as fundamental policies with respect to the Acquiring Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

The Acquiring Fund may not:

Borrowing Money. The Fund will not borrow money, except that to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; and (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

● Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

Target Fund	Acquiring Fund

Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
Target Fund	Acquiring Fund
Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.
Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.	● Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, dollar rolls and similar transactions consistent with applicable law, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	● Make loans, except to the extent permitted under the 1940 Act.
Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or industry group. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.	● Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess amount above the fixed percentage will not be a violation of the policy or limitation unless the excess amount results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth above.

If the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

Target Fund	Acquiring Fund

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

PERFORMANCE HISTORY

For the Reorganization, the Acquiring Fund will be the surviving legal entity, and will adopt the accounting history of the Target Fund. As a result, the Acquiring Fund will assume the performance history of the Target Fund when the Reorganization closes.

The bar chart shows the Target Fund’s performance for the calendar year ended December 31. The table illustrates how the Target Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at clockwisefunds.com or by calling the Fund toll-free at 1-800-610-6128.

Calendar Year Ended December 31

During the period of time shown in the bar chart, the Target Fund’s highest quarterly return was 21.13% for the quarter ended 3/31/2023, and the lowest quarterly return was -2.91% for the quarter ended 9/30/2023.

The performance information shown above is based on a calendar year. The Target Fund’s year-to-date return for the period ended March 31, 2024 was 21.88%.

Average Annual Total Returns

For the Period Ended December 31, 2023

	1 Year	Since Inception (1/27/2022)
Return Before Taxes	57.81%	0.81%
Return After Taxes on Distributions	47.03%	-2.83%
Return After Taxes on Distributions and Sale of Shares	34.60%	-0.80%
S&P MidCap 400® Index (reflects no deduction for fees, expenses, or taxes)	16.44%	6.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

MANAGEMENT OF THE FUNDS

Boards of Trustees

Overall responsibility for oversight of the Trust rests with its Board. The Board is responsible for overseeing Clockwise and other service providers in the operations of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s governing documents. The Trust currently has five Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act. A list of the Trustees and officers of the Trust, and their present positions and principal occupations, is provided under “Management of the Trust” in the Target Fund SAI, which is incorporated by reference into this Information Statement/Prospectus.

The business and affairs of Tidal Trust are managed by its officers under the oversight of its Board of Trustees (the “Tidal Trust Board”). The Tidal Trust Board sets broad policies for Tidal Trust and may appoint Tidal Trust’s officers. The Tidal Trust Board oversees the performance of Tidal, and Tidal Trust’s other service providers. Tidal Trust currently has four Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act. A list of the Trustees and officers of Tidal Trust, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in Exhibit A to the Information Statement/Prospectus.

Investment Advisers/Sub-Adviser

Clockwise Capital LLC, located at 1395 Brickell Avenue, Unit 800, Miami, Florida 33131, is an investment adviser registered with the SEC and serves as the investment adviser to the Target Fund. Founded in 2014 and registered with the SEC in 2021, Clockwise is a registered investment adviser that provides continuous portfolio management services based on the individual goals, objectives, time horizon, and risk tolerance of each client. As of April 30 2024, Clockwise had approximately $330.10 million in assets under management. Subject to the Trust’s Board supervision, Clockwise is responsible for providing general investment advice and guidance to the Target Fund. Clockwise also provides trading, proxy voting, record-keeping and other administrative services for the Target Fund.

Tidal Investments LLC, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an investment adviser registered with the SEC and serves as the investment adviser to the Acquiring Fund. Tidal will provide oversight of the sub-adviser and review of the sub-adviser’s performance and compliance program. As part of its oversight, Tidal will make recommendations with respect to the hiring, termination and/or replacement of sub-adviser. Tidal will also be responsible for proxy voting. Tidal will also arrange for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Acquiring Fund to operate. As of April 30, 2024, Tidal had assets under management of approximately $14.77 billion.

Clockwise also serves as an investment sub-adviser to the Acquiring Fund. Clockwise will be responsible for responsible for the day-to-day management of the Acquiring Fund, including the selection of securities to be held by the Acquiring Fund. Clockwise will also be responsible for trading portfolio securities for the Acquiring Fund, including selecting broker-dealers to execute purchase and sale transactions. However, the Adviser may assume such trading responsibility for the Fund in the future.

Tidal has entered into a fund sponsorship agreement with Clockwise pursuant to which Clockwise is a sponsor to the Fund. Under this arrangement, Clockwise has agreed to provide financial support to the Acquiring Fund. Every month, the advisory fees, which are unitary management fees, for the Acquiring Fund are calculated and paid to Tidal. In return for their financial support for the Acquiring Fund, Tidal has agreed to pay Clockwise a portion of any remaining profits generated by unitary management fee the Acquiring Fund. If the amount of the unitary management fees for the Acquiring Fund exceeds the Acquiring Fund’s operating expenses (including the sub-advisory fee) and the Tidal-retained amount, that excess amount is considered “remaining profit.” In that case, Tidal will pay a portion of the remaining profits to Clockwise.

Portfolio Managers

The below individuals are jointly and primarily responsible for day-to-day management of each of the Target Fund’s and Acquiring Fund’s portfolio.

Mr. Guttridge is the founder, Chief Investment Officer, and Managing Partner of Clockwise. He founded Clockwise in 2014 and established the Clockwise Capital investment philosophy, portfolio management, risk mitigation and hedging strategies. He has over 28 years of experience in the investment industry. Prior to founding Clockwise, he worked as CIO of Middleton Gardiner Group, (2008–2013), and worked as an Analyst at Legg Mason (1993 – 2009). He also previously worked as a visiting scholar in finance at Johns Hopkins University and the University of Maryland.

Cengiz Mehmet (“James”) Cakmak, CFA, Co-Portfolio Manager Mr. Cakmak is the Chief Research Officer of Clockwise. He joined Clockwise in 2019. Mr. Cakmak has over 14 years of experience as an equity analyst on Wall Street, supplying institutional investors with insights into technology, media and telecom industries. Prior to joining Clockwise, Mr. Cakmak served as an equity analyst with Monness, Crespi, & Hardt (2014-2018), an equity analyst with Telsey Advisory Group (2012-2011), and an equity analyst with Sidoti & Co. (2007-2011).

Ms. Qiao Duan serves as Portfolio Manager at Tidal, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Mr. Charles Ragauss serves as Portfolio Manager at Tidal, having joined the Adviser in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

The SAI for the Target Fund and Acquiring Fund provides additional information about each Portfolio Manager’s compensation structure, other accounts that the Portfolio Manager manages and the Portfolio Manager’s ownership of Shares.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, serves as the Fund’s principal underwriter and distributor of the Target Fund’s Shares (the “Target Fund Distributor”).

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor for the Acquiring Fund (the “Distributor”). Each of the Target Fund Distributor and the Distributor is a broker-dealer registered with the SEC. There are no material differences in the services provided by the Distributor and the Target Fund Distributor to the Acquiring Fund versus the Target Fund, respectively.

For the Acquiring Fund, the Distributor distributes Creation Units on an agency basis and does not maintain a secondary market in Shares.

For both Funds, the applicable Board adopted a 12b-1 Plan. In accordance with the 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

However, no Rule 12b-1 fees are currently paid by the Target Fund or Acquiring Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of either Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

INFORMATION ABOUT THE REORGANIZATION

Investment Advisory Fees

Pursuant to an advisory agreement between the Trust, on behalf of the Target Fund, and Clockwise (the “Clockwise Advisory Agreement”), the Target Fund pays Clockwise a unitary management fee for the services and facilities it provides payable on a monthly basis at an annual rate of 0.95% of the Target Fund’s average daily net assets. Clockwise has agreed to pay all of the Fund’s expenses, except for the management fee payable under the Clockwise Advisory Agreement, expenses incurred pursuant to the Fund’s 12b-1 Distribution Plan (if any), costs of borrowing (such as interest charges and dividend expenses on securities sold short), taxes or governmental fees, acquired fund fees and expenses (if any), brokerage commissions and other expenses of executing portfolio transactions, costs of holding shareholder meetings, including proxy costs, fees and expenses associated with the Fund’s securities lending program, if any, and litigation and potential litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Pursuant to an investment advisory agreement between Tidal Trust, on behalf of the Acquiring Fund, and Tidal (the “Tidal Trust Advisory Agreement”), the Acquiring Fund pays Tidal a unitary management fee based on its average daily net assets for the services and facilities it provides payable at the annual rate of 0.95% of the Acquiring Fund’s average daily net assets. Tidal will pay, or require a sub-adviser to pay, all of the expenses incurred by the Acquiring Fund (except for advisory fees) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

The exclusions from the expenses for which each adviser is responsible for paying are noted above, which are substantially similar. However, under the Clockwise Advisory Agreement, the Fund is obliged to pay the costs of holding shareholder meetings, including proxy costs. Notwithstanding the foregoing, neither Fund will bear any costs related to this Information Statement/Prospectus or the Reorganization, including costs related to a shareholder meeting or proxy solicitation if needed, as those costs are being borne by Tidal and Clockwise.

A discussion regarding the basis for the Trust Board’s approval of the Clockwise Advisory Agreement with respect to the Target Fund is available in the Target Fund’s Semi-Annual Report to shareholders for the period ended February 28, 2022. A discussion regarding the basis for Tidal Trust’s approval of the Tidal Trust Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Fund’s annual report to shareholders dated August 31, 2024.

Other Service Providers

The following table identifies the principal service providers for the Target Fund and the expected service providers for the Acquiring Fund:

Service Provider	Target Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC	Tidal ETF Services LLC
Sub-Administrator	None	U.S. Bancorp Fund Services, LLC
Fund Accounting Agent	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	Brown Brothers Harriman & Co.	U.S. Bancorp Fund Services, LLC
Custodian	Brown Brothers Harriman & Co.	U.S. Bank National Association
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Foreside Fund Services, LLC
Independent Registered Public Accounting Firm	Ernst & Young LLP	Cohen & Company, Ltd.
Legal Counsel	Practus, LLP	Sullivan & Worcester LLP
Compliance Consultant	Northern Lights Compliance Services, LLC	NA

Purchase and Redemption of Shares in Creation Units

Each Fund issues and redeems shares at NAV only in a large, specified number of shares called a “Creation Unit” or multiples thereof. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Funds.

Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Funds and no minimum number of shares that shareholders must buy. Shares of the Target Fund are listed on NYSE Arca, and shares of the Acquiring Fund following the Reorganization will be listed for trading on NYSE Arca under the ticker symbol TIME.

For a discussion of how the Target Fund’s shares may be purchased and redeemed, as applicable, see “Purchase and Sale of Shares” and “How to Buy and Sell Shares” in the Target Fund Prospectus incorporated by reference herein. For a discussion of how the Acquiring Fund’s shares may be purchased, exchanged, and redeemed, as applicable, see “How to Buy and Sell Shares” in Appendix C attached to this Information Statement/Prospectus.

Tax Information

Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to shareholders at long-term capital gain rates to the extent reported by a Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if he/she/it is investing through a tax-advantaged retirement plan account or is a tax-exempt investor, although he/she/it may be taxed on withdrawals from his/her/its tax-advantaged account.

REASONS FOR THE REORGANIZATION - BOARD CONSIDERATIONS

The Board considered the Reorganization at a meeting held on March 12-13, 2024. Based upon the recommendation of Clockwise, the Board evaluated the terms of the Plan, each Fund’s investment objective and strategies, the expenses relating to the Reorganization, each Fund’s fees and expenses (including the total annual fund operating expense ratio and the Rule 12b-1 fee that has been approved by the Board of Tidal Trust but has not currently approved any payments under the 12b-1 Plan ), the distribution capabilities of the Acquiring Fund’s distributor, the experience and expertise of the Acquiring Fund’s investment adviser, federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization. The Board, including all of the Trustees who are not “interested persons” of the Trust under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization, and approved the Reorganization and the Plan subject to shareholder approval.

Clockwise noted that the Acquiring Fund’s advisory structure would enable Clockwise to fully focus on day-to-day portfolio management. In addition, Clockwise noted the Acquiring Fund would benefit from Tidal’s ETF product, administration and distribution support resources.

The Board considered the following factors, among others, in its evaluation of the Reorganization:

The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan and, in particular, that the transfer of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund. The Board also took note of the fact that no commission or other transactional fees would be imposed on the Target Fund’s shareholders in connection with the Reorganization. In addition, the Board noted that pursuant to the Plan, each Target Fund shareholder’s account will be credited with the number of Acquiring Fund shares equal to the aggregate NAV of the Target Fund shares that each shareholder holds immediately prior to the Reorganization. The Board also noted that the value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the NAV of a share of the Target Fund will be determined in accordance with the valuation methodologies described in the Target Fund Prospectus and SAI, as may be supplemented. As a result, the Board noted that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization. The Board also noted that although the Reorganization would not be submitted to all of the Target Fund’s shareholders for approval, the Majority Shareholders have indicated they would approve the Reorganization.

Identical Investment Objective and Investment Strategies. The Board considered that the investment objective and investment strategies of the Acquiring Fund are identical to those of the Target Fund, and that Tidal and Clockwise will manage the Acquiring Fund as the successor to the Target Fund. The Board also noted that the principal investment risks and fundamental restrictions are substantially similar.

Portfolio Managers. The Board considered that the portfolio managers who are responsible for the day-to-day management of the Target Fund as employees of Clockwise, the Target Fund’s investment adviser, will continue to be responsible for day-to-day management of the Acquiring Fund as employees of Clockwise, the Acquiring Fund’s sub-adviser.

Expenses Relating to Reorganization. The Board considered that neither the Target Fund nor the Target Fund shareholders will incur any expenses in connection with the Reorganization. All expenses relating to the proposed Reorganization, which are estimated to be $132,000, whether or not consummated, will be borne by Tidal and Clockwise, including expenses related to preparing and filing the registration statement that includes this Information Statement/Prospectus, and the cost of copying, printing, and mailing the Information Statement/Prospectus, and any legal fees incurred to facilitate the transaction.

Relative Expense Ratios. The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in “Summary Comparison of the Funds—Fees and Expenses” section above), which indicated that the estimated total annual fund operating expense ratio for the shares of the Acquiring Fund are expected to be the same as those of the Target Fund. The Board also noted that the unitary management fee level is the same (0.95%) for both the Target Fund and the Acquiring Fund.

Service Providers. The Board considered the types of services expected to be provided to the Acquiring Fund by the service providers retained by Tidal Trust who have substantial experience and provide such services to a large number of ETF complexes.

Distribution; Distribution and Service Fees. The Board noted that the Target Fund’s distributor, Foreside Fund Services LLC (“Foreside”), has substantial experience and provides such services to a large number of ETF complexes. The Board also noted Foreside’s commitment to distribute the shares of the Acquiring Fund. The Board further considered that, like the Target Fund, the Acquiring Fund has adopted a 12b-1 Plan under which the Fund may bear a 12b-1 fee up to 0.25% annually of the Fund’s average daily net assets, and the Tidal Trust Board has not currently approved any payments under the 12b-1 Plan. The Board further noted that the Tidal Trust Board will consider the approval of any future commencement of payments under the 12b-1 Plan.

The Experience and Expertise of the Investment Adviser. The Board considered that Tidal is an investment adviser that managed 79 ETFs with over $11.3 billion in assets under management as of December 31, 2023, and Tidal’s representations that its key personnel have significant experience providing investment advisory services to ETFs. In addition, the Board considered Tidal’s representations that its back-office processes have been continually enhanced.

Federal Income Tax Consequences. The Board considered that the Reorganization is expected to qualify as a reorganization for federal income tax purposes and that shareholders of the Target Fund are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Fund in the Reorganization.

Other Alternatives. The Board considered alternatives to the Reorganization, including, among others, liquidating the Target Fund, reorganizing with and into a different acquiring fund or taking no action with respect to a Reorganization. The Board considered that Clockwise contemplated that it might recommend the liquidation of the Target Fund if the Reorganization is either not a viable option or not successful. After considering the merits and viability of these other alternatives, the Board concluded that the possible alternatives were less desirable than the Reorganization.

Based on the foregoing, the Board determined that the Reorganization is the best alternative for the Target Fund at this time and is in the best interests of the Target Fund and its shareholders. The Board approved the Reorganization, subject to approval by shareholders (i.e., the Majority Shareholders) of the Target Fund. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Majority Shareholders of the Target Fund are being asked to consent to the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached to this Information Statement/Prospectus as Appendix A.

The Plan

The Plan provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The aggregate NAV of the Acquiring Fund shares issued in the exchange will equal the aggregate NAV of the Target Fund at the Closing (as defined in the Plan). Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares pro rata to its shareholders by Tidal Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of the Target Fund will then be canceled. As a result of the Reorganization, each shareholder of the Target Fund will receive the number of shares of the Acquiring Fund with an aggregate NAV equal to his or her holdings in the Target Fund immediately before the Reorganization. Shares will be held in book entry form only.

The value of the Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the Board and described in the Target Fund Prospectus and SAI, as may be amended and supplemented. There are no valuation differences between the registrants that would cause an adjustment on the merger date. Clockwise and Tidal will bear all expenses relating to the Reorganization, including expenses related to the preparing and filing the registration statement that includes this Information Statement/Prospectus, and the cost of copying, printing, and mailing materials.

The Reorganization is subject to a number of conditions, including approval by the shareholders of the Target Fund and the receipt of a legal opinion from Sullivan, as counsel to Tidal Trust in connection with the Reorganization, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about on or about June 24, 2024, or another date agreed to by the Trust and Tidal Trust in writing. The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of the Trust, on behalf of the Target Fund, and Tidal Trust, on behalf of the Acquiring Fund.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the U.S. Internal Revenue Code of 1986 as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.

Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses. As of its most recent fiscal year ended August 31, 2023, the Target Fund had qualified late year ordinary losses of $18,216.. The amount of the Target Fund’s capital loss carryovers as of the date of the Reorganization may differ substantially from this amount. The Acquiring Fund’s ability to use the capital loss carryovers of the Target Fund, if any, to offset gains of the Acquiring Fund, if any, in a given tax year after the Reorganization may be limited by loss limitation rules under Federal tax law and depends on various other factors, including the future realization of capital gains or losses.

The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Sullivan substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(1) The transfer of the assets by the Target Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund in exchange for Acquiring Fund shares and the distribution of the Acquiring Fund shares to the shareholders of the Target Fund as provided in the Plan will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and with respect to such “reorganization,” the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(2) In accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon:

(A)	the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Target Fund; or

(B)	the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in liquidation.

(3) In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Target Fund.

(4) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares of the Target Fund for the Acquiring Fund shares.

(5) In accordance with Section 358(a)(1) of the Code, the aggregate tax basis of the Acquiring Fund shares the Target Fund shareholders receive in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor.

(6) In accordance with Section 362(a) of the Code, the tax basis in the hands of the Acquiring Fund of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer.

(7) In accordance with Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Target Fund.

(8) In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund shares each of the Target Fund shareholders receives in the Reorganization will include the period for which the shareholder held the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as capital assets on the date of the exchange.

(9) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder. Under Section 381 of the Code, the Target Fund’s taxable year will not end on the Closing Date and the part of the taxable year before the Reorganization and the part of the taxable year after the Reorganization will constitute a single taxable year. Under Revenue Ruling 73-526, 1973-2 C.B. 404, the Acquiring Fund will assume the Target Fund’s taxpayer identification number.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognize upon the transfer of an asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local, or foreign tax issues of any kind.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Description of the Acquiring Fund’s Shares

Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.

Capitalization

The capitalization of the Target Fund as of May 15, 2024 and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization, are as follows:

(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Shares
Net Assets	$23,005,338	$23,005,338
Shares Outstanding	875,000	875,000
Net Asset Value per Share	$26.29	$26.29

Shareholder Information

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a fund or acknowledges the existence of control.

Because the Acquiring Fund did not commence operations prior to the date of this SAI, the Trustees and Officers of the Tidal Trust as a group did not own any shares of the Acquiring Fund.

As of May 15, 2024, the Target Fund’s shareholders of record and/or beneficial owners (to the Target Fund’s knowledge) who owned 5% or more of the Target Fund’s shares are set forth below:

Name and Address	Shares Owned	Percentage Held	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	728,135	83.22%	Record

Persons or entities that own 25% or more of the outstanding shares of beneficial interest of the Target Fund may be presumed to “control” the Fund under the 1940 Act. An entity or person that “controls” the Target Fund could have effective voting control over the Target Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Target Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of May 15, 2024, the officers and Trustees of Capitol Series Trust did not own shares of the Target Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Fund, see “General Information About the Trust” in the Target Fund SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Fund, see “General Information About the Trust” in Exhibit A attached to this Information Statement/Prospectus.

Rights of the Funds’ Shareholders

The Trust is not required to hold annual meetings of shareholders. Each Target Fund share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act. Target Fund shares have no preemptive, exchange, subscription, or conversion rights and are freely transferable. For a description of other significant attributes of shares of the Target Fund see “Description of Shares” in the Target Fund SAI, which is incorporated by reference herein.

Tidal Trust is not required to hold meetings of shareholders. Shares of the Acquiring Fund have equal voting rights. Acquiring Fund shares are freely transferable. Shares of the Acquiring Fund will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Acquiring Fund see “Description of Shares” in Exhibit A attached to this Information Statement/Prospectus.

Pricing of Fund Shares

For information on how the NAV per share of each Fund is calculated, see “Determination of Net Asset Value” in the Target Fund Prospectus, which is incorporated by reference herein, and “HOW to BUY and SELL SHARES” in Appendix C attached to this Information Statement/Prospectus.

Dividends, Other Distributions, and Taxes

The Target Fund and the Acquiring Fund each intend to pay out dividends annually, if any, and distribute any net realized capital gains to their applicable shareholders at least annually. A portion of the distributions made by a Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after a Fund’s fiscal year-end to comply with applicable law. Each Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional Fund shares only if the broker through whom you purchased Fund shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

For a discussion of the Target Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in the Target Fund Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in Appendix D attached to this Information Statement/Prospectus.

Disclosure of Portfolio Holdings and Premium/Discount Information

For a description of the Target Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Portfolio Holdings Information” and “Premium/Discount Information” in the Target Fund Prospectus and “Portfolio Holdings Disclosure Policies and Procedures” in the Target Fund SAI, which are incorporated by reference herein.

For a description of the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Premium/Discount Information” in Exhibit A attached to this Information Statement/Prospectus, and “Portfolio Holdings Disclosure Policies and Procedures” in Exhibit A attached to this Information Statement/Prospectus.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions of rules under the 1940 Act, including that such investment companies enter into an agreement with the Funds.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If shareholders purchase shares through a broker-dealer or other financial intermediary, a Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

FINANCIAL HIGHLIGHTS SUMMARY

The fiscal year end of the Target Fund and the Acquiring Fund is August 31. The financial highlights for the Target Fund are included in Appendix B, and have been derived from financial statements audited by Ernst & Young LLP, except for information provided for the six months ended February 29, 2024, which is unaudited.

The financial highlights of the Target Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund for the fiscal period ended August 31, 2023, which have been audited by Ernst & Young LLP, the registered independent public accounting firm for the Target Fund; and (ii) the Semi-Annual Report to shareholders of the Target Fund for the six months ended February 29, 2024, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Target Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, P.O. Box 46707, Cincinnati, Ohio 45246, and are incorporated by reference into this Information Statement/Prospectus.

As of the date of this Information Statement/Prospectus, the Acquiring Fund has not commenced operations and has no financial highlights. The Acquiring Fund will assume the accounting history of the Target Fund at the closing of the Reorganization.

By order of the Board of Trustees,

/s/ Matthew J. Miller
President, Capitol Series Trust

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [ ] day of [ ], 2024 by and among (i) Capitol Series Trust (“the Trust”), on behalf of its series, the Clockwise Core Equity & Innovation ETF (the “Target Fund”), (ii) Tidal Trust II (“Tidal Trust”), on behalf of its series, the Clockwise Core Equity & Innovation ETF (the “Acquiring Fund”), and (iii) solely for the purposes of Section 9.1 of this Agreement, (a) Tidal Investments LLC, the investment adviser to the Acquiring Fund, and (b) Clockwise Capital LLC, the investment adviser to the Target Fund and investment sub-adviser to the Acquiring Fund.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (a) the Acquiring Fund’s assumption of all of the Target Fund’s liabilities as described herein, and (b) shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute the shares of the Acquiring Fund, pro rata, to shareholders of the Target Fund, in connection with the liquidation and termination of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”);

WHEREAS, the Target Fund and the Acquiring Fund are open-end, registered investment companies of the management type;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, each of the Target Fund’s and Acquiring Fund’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) of either Fund, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Target Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1.	Plan of Reorganization

(a)         Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all of the Target Fund’s assets as set forth in Section 1.1(b), and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Target Fund that number of Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing (A) the value of the Target Fund’s assets net of any liabilities assumed by the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a), by (B) the net asset value of one share of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(b); and (ii) to assume all of the liabilities of the Target Fund (whether or not reflected in the Closing Statement of Assets and Liabilities defined in Section 1.1(b)). The Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.

The Target Fund will distribute the Acquiring Fund Shares received by the Target Fund pro rata to the Target Fund’s shareholders of record determined as of the Closing (as defined in this Section 1.1(a)) (the “Target Fund Shareholders”). All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

(b)         The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims (whether absolute, contingent, known or unknown, accrued or unaccrued, and including, without limitation, any interest in pending or future legal claims in connection with past or present holdings, whether in the form of class action claims, opt-out, or other direct litigation claims or regulator or government established investor recovery funds claims and any and all resulting recoveries), dividends or interest or other receivables that are owned by the Target Fund, copies of all books and records of the Target Fund on the Closing Date, and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities (whether absolute, contingent, known or unknown, accrued or unaccrued) of the Target Fund prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Target Fund’s most recent audited statement of assets and liabilities, if any. The Assets of the Target Fund shall be delivered free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof.

(c)         Any regulatory reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, and other documents, is and shall remain the responsibility of the Target Fund up to and including the Closing Date, as defined in Section 3.1, and such later date on which the Target Fund is terminated.

(d)         Immediately after the transfer of Assets provided for in Section 1.1(a), the Target Fund will distribute to the Target Fund Shareholders determined as of the Closing, on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) and will completely liquidate, dissolve and terminate. The distribution, liquidation, dissolution and termination referenced in this Section 1.1(d) will be accomplished with respect to the shares of beneficial interest of the Target Fund (“Target Fund Shares”) by the transfer of the Acquiring Fund Shares received by the Target Fund then credited to the account of the Target Fund on the books of the Acquiring Fund in the names of the Target Fund Shareholders.

(e)          Prior to the Closing, the Acquiring Fund will issue one share of beneficial interest of the Acquiring Fund (the “Initial Share”) to Tidal Investments LLC or one of its affiliates (the “Sole Shareholder”) in exchange for a nominal amount for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund. Prior to the Closing, the Initial Share will be redeemed and cancelled by the Acquiring Fund in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Share.

2.           VALUATION

2.1.        With respect to the Reorganization:

(a)          The value of the Assets and the liabilities of the Target Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of the Trust.

(b)         The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

3.          CLOSING AND CLOSING DATE

3.1.        The Closing of the transactions contemplated by this Agreement shall be at [ ] a.m. Eastern time on [ ], 2024, or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE, on the Closing Date, unless otherwise agreed to by the parties in writing.

3.2.        With respect to the Reorganization:

(a)          The Target Fund shall cause Brown Brothers Harriman & Co., the custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund, immediately prior to the Closing. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date (unless the custodian for the Target Fund is also the custodian for the Acquiring Fund) and transferred and delivered by the Target Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds as of the Closing. If the Target Fund is unable to make such delivery as of the Closing in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by the Closing, delivered to the Acquiring Fund or the Acquiring Fund’s custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund’s custodian, such as brokers’ confirmation slips.

(b)         The Target Fund shall cause Brown Brothers Harriman & Co., the transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund Shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transaction contemplated by the Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds as of the Closing.

(c)          In the event that immediately prior to the Valuation Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of either party to this Agreement, accurate appraisal of the value of the Target Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.           REPRESENTATIONS AND WARRANTIES

4.1.        The Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to Tidal Trust and the Acquiring Fund as follows:

(a)          the Trust is an Ohio business trust duly organized, validly existing and in good standing under the laws of the State of Ohio with power under the Agreement and Declaration of Trust of the Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the shareholders of the Target Fund, to carry out the Agreement. The Target Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Agreement and Declaration of Trust;

(b)         the Trust is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of the Trust, threatened;

(c)         No consent, approval, authorization, or order of any court, Governmental Authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities laws;

(d)         The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result (i) in a material violation of the Trust’s Agreement and Declaration of Trust or Amended and Restated By-laws, (ii) in a material violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

(e)         Except as otherwise disclosed to and accepted, in writing by or on behalf of the Acquiring Fund, all material contracts or other commitments (other than this Agreement), including without limitation the contracts set forth in Schedule 7.1(h), will be terminated with respect to the Target Fund at or prior to the Closing without liability to the Target Fund and such termination shall not result in the acceleration of any obligations of the Target Fund on or prior to the Closing.

(f)          The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(g)         The Target Fund is in compliance in all material respects with, and since its inception on January 27, 2022 through the date of this Agreement has been in compliance in all materials respects with, the investment policies and restrictions set forth in the Target Fund’s then applicable prospectus and statement of additional information;

(h)         To the best of the Trust’s and the Target Fund’s knowledge, the Target Fund is in compliance in all material respects with, and since its inception on January 27, 2022 through the date of this Agreement has been in compliance in all materials respects with, the applicable requirements of the 1933 Act, 1934 Act, and the 1940 Act and all rules and regulations under each of the foregoing, and state securities laws and regulations;

(i)          [Reserved]

(j)          The Target Fund is in compliance in all material respects with, and since its inception on January 27, 2022 through the date of this Agreement has been in compliance in all materials respects with, its policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, and during the twelve-month period preceding the date of this Agreement, there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund that have not been remedied or will not be remedied prior to the Closing in accordance with industry practices and the policies of the Trust;

(k)         Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(l)           The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year, if any, have been (or, if such fiscal year-end is within the last sixty (60) days, will be) audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing;

(m)         Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(n)

(i)           For each taxable year of its operation (including that portion of such taxable year ending on the Closing Date), the Target Fund has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met and will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company through the Closing Date and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund.

(ii)          All federal, state, local, and foreign income Tax Returns and other material Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of the Target Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (taking into account any permitted extensions) and are or will be correct in all material respects, and all federal, state, local, foreign and other Taxes of the Target Fund (whether or not shown as due or required to be shown as due on said Tax Returns ) for tax periods ending on or before the Closing Date have been (or will be) duly and timely paid or provision has been (or will be) made by the Target Fund for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in paragraph (i) above are properly reflected on such financial statements.

(iii)         There are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority in writing with respect to the Target Fund, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the best knowledge of the Target Fund, in any other manner with respect to the Target Fund.

(iv)         No Taxing Authority with which the Target Fund does not file Tax Returns has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that such Target Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Target Fund does not file a particular Tax Return has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that the Target Fund is or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of the Target Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Target Fund has delivered a disclosure schedule to the Acquiring Fund listing (A) all jurisdictions in which the Target Fund pays Taxes and/or files Tax Returns and (B) all federal, state, and local income and franchise Tax Returns filed by, or on behalf of, the Target Fund, and each such disclosure schedule is accurate and complete;

As used in this Agreement:

“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non- governmental self-regulatory organization.

“Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including without limitation income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

“Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof;

(o)          All issued and outstanding shares of the Target Fund are duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and, to the best of the Trust’s and the Target Fund’s knowledge, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and will be held at the time of Closing by the persons and in the amounts set forth in the records of the transfer agent of the Target Fund;

(p)          The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(q)          The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(r)          The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(s)          The Target Fund has no unamortized or unpaid organizational fees or expenses;

(t)           The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects;

(u)          The Information Statement/Prospectus referred to in Section 5.1(c), only insofar as it relates to the Trust and the Target Fund, will, on the effective date of the Information Statement/Prospectus and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with the information that was furnished by Tidal Trust on behalf of the Acquiring Fund for use therein; and

(v)          There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or, to the knowledge of the Trust, threatened against or affecting the Target Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon the Target Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

4.2.        Tidal Trust, on behalf of itself or, where applicable, the Acquiring Fund represents and warrants to the Trust and the Target Fund as follows:

(a)          Tidal Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under Tidal Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of Tidal Trust duly designated in accordance with the applicable provisions of Tidal Trust’s Declaration of Trust;

(b)          Tidal Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of Tidal Trust, threatened;

(c)          No consent, approval, authorization, or order of any court, Governmental Authority or FINRA is required for the consummation by the Acquiring Fund and Tidal Trust of the transactions contemplated herein, except such as have been or will be obtained at or prior to the Closing under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws;

(d)         The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result (i) in a material violation of Tidal Trust’s Declaration of Trust or by-laws, (ii) in a material violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party to or by which it is bound, and the execution, delivery and performance of the Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)          The Acquiring Fund is, and will be at the time of Closing, a new series of Tidal Trust formed for the purpose of receiving the assets and assuming the liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of Tidal Trust prior to its commencement of operations. Except with respect to the consideration received in exchange for the issuance of the Initial Share, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing. As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than the Initial Share issued to the Sole Shareholder for the purpose set forth in Section 1.1(f) above. The Initial Share will be redeemed and cancelled prior to the Closing;

(f)          By the Closing, Tidal Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(g)         The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of Tidal Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(h)         The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by Tidal Trust;

(i)          The Acquiring Fund (i) was formed for the purpose of the Reorganization, (ii) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date. The Acquiring Fund has no earnings and profits accumulated in any taxable year;

(j)          As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;

(k)         There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(l)          The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(m)        The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(n)         The Acquiring Fund has no unamortized or unpaid organizational fees or expenses;

(o)         The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects;

(p)         At the Closing, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(q) At the Closing, to the best of Tidal Trust’s and the Acquiring Fund’s knowledge, the Acquiring Fund is in compliance in all material respects with the applicable requirements of the 1933 Act, 1934 Act, and the 1940 Act and all rules and regulations under each of the foregoing, and state securities laws and regulations;

(r)          The Information Statement/Prospectus referred to in Section 5.1(c), only insofar as it relates to Tidal Trust and the Acquiring Fund, will, on the effective date of the Information Statement/Prospectus and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representation and warranties in this paragraph shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(s)          There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or, to the knowledge of Tidal Trust, threatened against or affecting the Acquiring Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Acquiring Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

5.           COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1.        With respect to the Reorganization:

(a)         The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. Prior to the Closing, the Acquiring Fund will carry on no business activities, other than as are necessary in connection with the organization of a new series of an investment company prior to its commencement of operations.

(b)         the Trust will either (i) call a meeting of the Target Fund shareholders to consider and act upon this Agreement, or (ii) obtain the written consents of shareholder, as required by law, to approve this Agreement, and, in either case, to take all other action necessary to obtain approval of the transactions contemplated herein.

(c)         In connection with the meeting or written consents of the Target Fund shareholders referred to in Section 5.1(b) above, the Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of an Information Statement/Prospectus on Form N-14 (the “Information Statement/Prospectus”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. Tidal Trust will file the Information Statement/Prospectus with the Commission.

(d)        The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e)         The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

(f)         If requested by the Acquiring Fund, the Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the Closing, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10- 25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(g)         Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h)         Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(i) If requested by the Acquiring Fund, the Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this paragraph shall be provided within such timeframes as is mutually agreed by the parties.

(j)           It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

(k)         Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any federal, state or local Taxing Authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(l)          If requested by the Acquiring Fund, the Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Taxing Authority and (b) legal opinions.

(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1.        With respect to the Reorganization, the obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing, and, in addition thereto, the following conditions:

(a)         All representations and warranties of the Acquiring Fund and Tidal Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing;

(b)         Tidal Trust shall have delivered to the Trust as of the Closing a certificate executed in its name by its President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement;

(c)         Tidal Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Tidal Trust and the Acquiring Fund, on or before the Closing, unless waived pursuant to the terms hereof;

(d)        A prospectus of the Acquiring Fund relating to the continuous offering of Acquiring Fund Shares in Creation Units shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. Following the Reorganization, a “Creation Unit” shall consist of 10,000 Acquiring Fund Shares;

(e)         The Target Fund shall have received at the Closing an opinion of Sullivan & Worcester LLP (“Sullivan”), counsel to Tidal Trust, in a form reasonably satisfactory to the Target Fund, and dated as of the Closing Date, to the effect that:

(i)           the Agreement has been duly authorized, executed and delivered by Tidal Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust, on behalf of the Target Fund, is a valid and binding obligation of Tidal Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms; and

(ii)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or Governmental Authority is required for the consummation by Tidal Trust or the Acquiring Fund of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon); and

(iii)         In connection with the opinions contemplated by Section 6.1(e), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Tidal Trust; and

(f)         All invoices related to expenses incurred in connection with the operation of the Target Fund that are required to be paid by Clockwise Capital LLC, as described in section [6] of the Investment Advisory Agreement between the Trust and Clockwise Capital LLC dated [   ] pertaining to the Target Fund, shall have been paid, and a prepayment of any estimated expenses expected to be incurred in connection with the operation of the Target Fund for which an invoice has not been received, shall have been received by the applicable service providers. For the avoidance of doubt, such expenses incurred by the Target Fund shall include, without limitation, fees payable to (or expected to be payable to) the Target Fund’s administrator, fund accountant, transfer agent, custodian, legal counsel, and independent registered public accounting firm.

(g)         Tidal Trust shall have executed and delivered to the Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Target Fund not discharged prior to the Closing Date in accordance with Section 1.1(a) of this Agreement.

7.           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1.       With respect to the Reorganization, the obligations of Tidal Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing and, in addition thereto, the following conditions:

(a)         All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing;

(b)         The Target Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Target Fund;

(c)         the Trust shall have delivered to Tidal Trust as of the Closing a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Tidal Trust and dated as of the Closing, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d)         If requested by the Acquiring Fund, the Trust, on behalf of the Target Fund, shall have delivered to Tidal Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);

(e)         Brown Brothers Harriman & Co., the Target Fund’s custodian shall have delivered the certificate contemplated by Sections 3.2(a) of this Agreement, duly executed by an authorized officer of Brown Brothers Harriman & Co.;

(f) Brown Brothers Harriman & Co., the Target Fund’s transfer agent, shall have delivered the certificates contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of Brown Brothers Harriman & Co.;

(g) the Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing, unless waived pursuant to the terms hereof;

(h)         The Acquiring Fund shall have received evidence that the contracts set forth on Schedule 7.1(h) shall have been terminated with respect to the Target Fund.

(i)          The Acquiring Fund shall have received at the Closing an opinion of Practus, LLP, counsel to the Trust, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(i)          the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Target Fund, and, assuming due authorization, execution and delivery of the Agreement by Tidal Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable against the Trust and the Target Fund in accordance with its terms; and

(ii)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or Governmental Authority is required for the consummation by the Trust or the Target Fund of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon); and

(iii)         In connection with the opinions contemplated by Section 7.1(i), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Trust.

8.           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing with respect to the Target Fund or the Acquiring Fund, the Trust or Tidal Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.       The Agreement shall have been approved by the requisite consent of the majority of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust’s Agreement and Declaration of Trust, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2.       On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s or Tidal Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;

8.3.       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.       the Trust and Tidal Trust shall have received a favorable opinion of Sullivan addressed to the Acquiring Fund and the Target Fund substantially to the effect that with respect to the Target Fund and the Acquiring Fund for federal income tax purposes:

(i)          The transfer of the Assets by the Target Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund in exchange for Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund as provided in the Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and with respect to such “reorganization,” the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)         In accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon:

(A)            the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all liabilities of the Target Fund; or

(B)            the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation.

(iii)        In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Target Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all liabilities of the Target Fund.

(iv)        In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares of the Target Fund for the Acquiring Fund Shares.

(v)         In accordance with Section 358(a)(1) of the Code, the aggregate tax basis of the Acquiring Fund Shares the Target Fund shareholders receive in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor.

(vi)        In accordance with Section 362(a) of the Code, the tax basis in the hands of the Acquiring Fund of the Assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer.

(vii)                  In accordance with Section 1223(2) of the Code, the holding period of the Assets of the Target Fund in the hands of the Acquiring Fund will include the period during which such Assets were held by the Target Fund.

(viii)                 In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund Shares each of the Target Fund shareholders receives in the Reorganization will include the period for which the shareholder held the Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as capital assets on the date of the exchange.

(ix)        The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder. Under Section 381 of the Code, its taxable year will not end on the Closing Date and the part of the taxable year before the Reorganization and the part of the taxable year after the Reorganization will constitute a single taxable year. Under Revenue Ruling 73-526, 1973-2 C.B. 404, the Acquiring Fund will assume the Target Fund’s taxpayer identification number.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognize upon the transfer of an asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local, or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Sullivan may reasonably request, as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.4.

9.           FEES AND EXPENSES; INDEMNIFICATION

9.1.      Clockwise Capital LLC and Tidal Investments LLC will bear the expenses relating to the Reorganization, whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but shall not be limited to, costs associated with organizing the Acquiring Fund, preparation, printing and distribution of the Information Statement/Prospectus for the Reorganization, legal fees, accounting fees, and expenses of soliciting Target Fund shareholders and holding meetings of the Target Fund shareholders (and adjournments thereof). For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization. In addition, no expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and no cash or property other than shares of the Acquiring Fund will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses.

9.2.       Tidal Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Trust and the members of the Trust’s Board of Trustees and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by Tidal Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Tidal Trust or the members of Tidal Trust’s Board of Trustees or its officers prior to the Closing, provided that such indemnification by Tidal Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.3.       The Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless Tidal Trust and the members of Tidal Trust’s Board of Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which Tidal Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Trust’s Board of Trustees or its officers prior to the Closing, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. For the avoidance of doubt, any losses, claims, damages, liabilities or expenses arising hereunder will not constitute liabilities of the Target Fund for purposes of Section 1.1(a) and thus, would not be eligible to be assumed by the Acquiring Fund.

10.         ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

11.         TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties.

12.         AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13.         HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

13.1.               The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.                This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

13.3.               This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4        This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5.               It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Trust’s Agreement and Declaration of Trust or Tidal Trust’s Agreement and Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

[Signature Page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

CAPITOL SERIES TRUST, on behalf of its series the Clockwise Core Equity & Innovation ETF	TIDAL TRUST II, on behalf of its series the Clockwise Core Equity & Innovation ETF

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

CLOCKWISE CAPITAL LLC solely for the purposes of Section 9.1 of this Agreement	TIDAL INVESTMENTS LLC solely for the purposes of Section 9.1 of this Agreement

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

APPENDIX B
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal periods ended August 31, 2023 and August 31, 2022, has been derived from financial statements audited by Ernst & Young LLP, the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the annual report, which is available upon request. Information provided as of February 29, 2024 is unaudited.

Clockwise Core Equity & Innovation ETF

Financial Highlights

(For a share outstanding during each period)

	For the
	Six Months			For the
	Ended		For the	Period
	February 29,		Year Ended	Ended
	2024		August 31,	August 31,
	(Unaudited)		2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$23.00		$19.13	$25.00
Investment operations:
Net investment income (loss)	0.02		(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	6.00		3.89	(5.82)
Total from investment operations	6.02		3.87	(5.87)
Less distributions to shareholders from:
Net realized gains	(4.42)		—	—
Total distributions	(4.42)		—	—
Net asset value, end of period	$24.60		$23.00	$19.13
Market price, end of period	$24.60		$23.02	$19.16
Total Return(b)	29.20	%(c)	20.23%	(23.48	%)(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$19,681		$17,253	$4,782
Ratio of expenses to average net assets	0.95	%(d)	0.95%	0.95	%(d)
Ratio of net investment income (loss) to average net assets	0.16	%(d)	(0.05)%	(0.51	)%(d)
Portfolio turnover rate(e)	161	%(c)	283%	54	%(c)

(a)	For the period January 27, 2022 (commencement of operations) to August 31, 2022.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

APPENDIX C

HOW TO BUY AND SELL SHARES
(ACQUIRING FUND)

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser-adopted valuation procedures. The Board has approved the procedures adopted by the Adviser to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

APPENDIX D

DIVIDENDS, DISTRIBUTIONS, AND TAXES
(ACQUIRING FUND)

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, annually, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains to shareholders. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may pay cash upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

APPENDIX E

Comparison of Ohio and Delaware Trust Laws

Comparison of Delaware and Ohio Governing Instruments and State Law

The following is only a discussion of certain principal differences between the governing documents for Capitol Series Trust, an Ohio business trust which oversees the Target ETF (“CST,” or “CST Trust”), and the governing documents for Tidal Trust II, a Delaware Statutory trust which oversees the Acquiring ETF (the “Acquiring Trust). In general, while the Delaware statutory requirements and the Acquiring Trust’s governing documents differ in some respects from Ohio business trust statutory requirements and the CST governing instrument, in many instances, shareholders of the Target ETF will have the same or similar rights as shareholders of the Acquiring ETF, as described below. Material differences between the governing instruments and state of the CST Trust and the Acquiring Trust are highlighted in Bold.

Organization and Capital Structure

Delaware – Organization.

The Acquiring Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Acquiring Trust’s operations are governed by its Third Amended and Restated Declaration of Trust dated as of November 9, 2023 (the “DE Declaration”) and its by-laws (the “DE By-Laws”) effective as of November 10, 2022, and its business and affairs are managed under the supervision of its Board of Trustees

Ohio – Organization.

The Target ETF is a series of CST. CST was established as a business trust under Ohio law by an Agreement and Declaration of Trust (the “CST Ohio Trust Instrument”) dated September 18, 2013, as amended.

The Trust’s operation are governed by the Amended and Restated Agreement and Declaration of Trust (“CST Ohio Trust Instrument”) dated November 18, 2021 as filed with the State of Ohio. Capitol Series Trust is also governed by its by-laws, adopted as of September 18, 20213, as amended, and by the Ohio business trust statute (“Ohio Act”).

Delaware – Capital Structure.

The Acquiring Trust’s shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series or classes have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the Acquiring Trust’s Board of Trustees.

Ohio –Capital Structure.

The CST Ohio Trust Instrument permits the CST Board, without shareholder approval, to issue an unlimited number of shares of beneficial interest, without par value, in separate series and to divided series into classes of shares. The CST Board may from time to time, and without shareholder approval, divide or combine the shares of a series or class thereof into a greater or lesser number of shares of that series or class so long as the proportionate beneficial interest in the assets belonging to that series or class and the rights of shares of any other series or class are in no way affected. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and in such dividends and distributions out of income belonging to that series as are declared by the Board. No shares of any series have cumulative voting rights, any preemptive or conversion rights, or any sinking fund provisions.

Meetings of Shareholders and Voting Rights

Delaware – Annual/Special Shareholder Meeting.

The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorize the calling of a shareholders’ meeting by the majority of Trustees of the Board, the chairperson of the Board, the president, or secretary of the Acquiring Trust to take action on any matter deemed necessary or desirable by the Board of Trustees or the President. Meetings of the Shareholders of the Acquiring Trust or of any Series or Class may be called for any purpose deemed necessary or desirable upon the written request of the Shareholders holding at least a majority of the outstanding Shares of the Acquiring Trust entitled to vote at such meeting, provided that: (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the Shareholders requesting such meeting shall have paid to the Acquiring Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders. If the Secretary fails for more than thirty (30) calendar days to call a special meeting, the Trustees or the Shareholders requesting such a meeting may, in the name of the Secretary, call the meeting by giving the required notice.

Ohio – Annual/Special Shareholder Meeting.

Annual meetings of shareholders are not required by the Ohio Act or the CST Ohio Trust Instrument, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for each fractional share owns.

On each matter submitted to a vote of the Shareholders, each series shall vote as a separate series except (i) as to any matter with respect to which a vote of all series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Ohio General Corporation Law if the CST Trust were an Ohio corporation; and (ii) as to any matter which the Trustees have determined affects only the interests of one or more series or classes, only the holders of shares of the one or more affected series or classes shall be entitled to vote thereon.

The circumstances under which meetings of shareholders may be held under the following circumstances: (i) for the election or removal of Trustees as set forth in “Election and Term of Trustees” below, (ii) with respect to any contract as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any series to the extent provided for in the CST Trust Instrument, (iv) with respect to any amendment of the CST Trust Instrument as provided for in the CST Trust Instrument, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Capitol Series Trust or the shareholders, and (vi) with respect to such additional matters relating to the Capitol Series Trust as may be required by the 1940 Act, the CST Trust Instrument, the Capitol Series Trust By-Laws or any registration of the Capitol Series Trust with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Delaware – Voting Rights.

The DE Declaration provides that one-third of the outstanding shares entitled to vote at a shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the shareholders’ meeting, except when a larger quorum is required by the DE Declaration, DE By-Laws, applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case such quorum shall comply with such requirements. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. Where a separate vote by series or class is required, these voting requirements apply to those separate votes.

The DE Declaration generally provides that each share of the Acquiring Trust is entitled to one vote for each full share, and a proportionate fraction of a vote for each fraction of a share. on any matters submitted to a vote of the Shareholders, all Shares of the Acquiring Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, Shares shall be voted by individual Series and/or Class; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.. There is no cumulative voting in the election of Trustees.

Ohio – Voting Rights.

The CST Ohio Trust Instrument provides that a majority of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the CST Ohio Trust Instrumentpermits or requires that holders of any Series or Class thereof shall vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class thereof entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision the CST Trust Instrument or the By-Laws, a majority of the Shares voted, at a meeting at which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the CST Ohio Trust Instrumentpermits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. There is no cumulative voting in the election of Trustees.

Liability of Shareholders

Delaware – Liability of Shareholders.

Consistent with the Delaware Act, the DE Declaration provides that a shareholder of the Acquiring Trust, as such, shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

Ohio – Liability of Shareholders.

Pursuant to the CST Ohio Trust Instrument, shareholders of a series of the Capitol Series Trust generally are not personally liable for the acts, omissions or obligations of Capitol Series Trust.

Dividends and Distributions

Delaware – Dividends and Distributions.

The DE Declaration also provides that the Trustees have the power to declare and pay dividends and distributions to Shareholders of each Series from the assets of such Serie. The Trustees also have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders.

For the purpose of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution. Without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution. The Board of Trustees may adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or such other distribution and/or delegate to an appropriate officer or officers of the Acquiring Trust the determination of such periodic record and/or payments dates with respect to such dividend and/or such other distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes).

Ohio – Dividends and Distributions.

Under section 4.2 of the CST Ohio Trust Instrument, dividends and distributions on shares of a particular series may be paid with such frequency and in such amounts as the Trustees may determine. All dividends and distributions on shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of shares of that Series held by such holders at the record date established for the payment of such dividends or distributions. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof.

CST intends to qualify each of its series as a “regulated investment company” under the Internal Revenue Code. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Trust, the Board of Trustees has have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Trustees, to enable each Series to qualify as a regulated investment company and to avoid liability of the Series for federal income tax in respect of that year.

Election of Directors/Trustees; Terms; Removal

Delaware – Election of Trustees; Terms; Removal.

Under the DE Declaration, each Trustee of the Acquiring Trust shall serve during the lifetime of the Acquiring Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.

Under the DE Declaration, any Trustee may be removed: (a) with or without cause at any meeting of Shareholders by a vote of two-thirds of the Outstanding Shares of the Acquiring Trust, or (b) with or without cause at any time by action of at least a majority of the remaining Trustees, specifying the date when such removal shall become effective.

Under the DE Declaration, there must be at least one trustee and no more than fifteen trustees. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. There is no cumulative voting for the election of trustees of the Acquiring Trust. The DE By-laws for the Acquiring Trust provide a mechanism for the Board to fill vacancies.

Ohio – Election of Trustees; Terms; Removal

Under the CST Ohio Trust Instrument, each CST Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires or is removed. The Trustees may elect their own successors and may, consistent with the provisions of the CST Trust Instrument, appoint Trustees to fill vacancies; provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall cause to be held as promptly as possible, and in any event within the period required by the 1940 Act, a meeting of shareholders for the purpose of electing Trustees to fill any existing vacancies. Any Trustee may be removed with or without cause at any time (i) by a written instrument, signed at least two-thirds of the number of Trustees prior to such removal, (ii) by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Capitol Series Trust or (iii) by a declaration in writing signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the CST Trust’s book and records.

Standards of Care; Liability of Directors/Trustees and Officers; Indemnification

Delaware – Standards of Care.

The DE Declaration provides that a Trustee or officer of the Acquiring Trust, when acting in such capacity, shall not be personally liable to any person other than the Acquiring Trust or a beneficial owner for any act, omission or obligation of the Acquiring Trust or any Trustee or officer of the Acquiring Trust.

If further provides that a Trustee or officer of the Acquiring Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained in the DE Declaration or in the Delaware Act shall protect any Trustee or officer against any liability to the Acquiring Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer under the DE Declaration.

Ohio – Standards of Care.

Under The CST Ohio Trust Instrument, neither shareholders nor the trustees, nor any of the Trust’s officers, will be personally liable for any claims against the Trust or any of its series in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Delaware – Indemnification.

The DE Declaration provides that every person who is, has been, or becomes a Trustee or officer of the Acquiring Trust (referred to as a “Covered Person”) shall be indemnified by the Trust against any and all liabilities and expenses reasonably incurred or paid in connection with the defense of any Proceeding (e.g., any threatened, pending, or completed claim, action, suit, or proceeding, including civil, criminal, administrative, or investigative actions) related to their role. Similarly, every Person who is, has been, or becomes an Agent (e.g., an employee or other agent of the Acquiring Trust that is not a Covered Person) of the Acquiring Trust may be indemnified by the Acquiring Trust against liabilities and expenses reasonably incurred or paid in connection with the defense of any Proceeding related to their role as an Agent, subject to approval by the Trustees.

Ohio–Indemnification.

Under Ohio law, A business may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the trust to procure a judgment in its favor, by reason of the fact that the person is or was a director, officer, employee, or agent of the trust, or is or was serving at the request of the trust as a director, trustee, officer, employee, member, manager, or agent of another trust, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney’s fees, actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the trust, except that no indemnification shall be made in respect of any of the following:

Standards of Care; Liability of Directors/Trustees and Officers; Indemnification

The DE Declaration provides that no indemnification shall be provided thereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Acquiring Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Acquiring Trust.

Indemnification of Shareholders. If any Shareholder or former Shareholder of any series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Acquiring Trust, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Acquiring Trust nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Acquiring Trust.

(a) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of the person’s duty to the trust unless, and only to the extent that, the court of common pleas or the court in which such action or suit was brought determines, upon application, that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper; (Section 1701.13).

Indemnification of Shareholders. Under Section 6.3 of the CST Ohio Trust Instrument, in case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability; provided that, in the event the Trust shall consist of more than one Series, Shareholders of a particular Series who are faced with claims or liabilities solely by reason of their status as Shareholders of that Series shall be limited to the assets of that Series for recovery of such loss and related expenses. The rights accruing to a Shareholder under this Section 6.3 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Indemnification of Trustees, Officers, etc. Under section 6.4 of the CST Ohio Trust Instrument, subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Preemptive, Dissenter’s and Other Rights

Delaware – Preemptive, Dissenter’s and Other Rights.

The DE Declaration provides that, except as otherwise provided by the Trustees, Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Acquiring Trust.

Ohio – Preemptive, Dissenter’s and Other Rights.

The CST Ohio Trust Instrument provides that shareholders have no preemptive or other right to subscribe to any additional shares or other securities issued by the CST Trust.

Amendments to Organizational Documents

Delaware – Amendments to Organizational Documents.

The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the DE Declaration. However, in general, Shareholders have the right to vote on: (i) amendments that would affect their right to vote; (ii) amendments that may require their vote under applicable law or by the Acquiring Trust’s registration statement, as filed with the SEC; and (iii) amendments submitted to them for their vote by the Trustees.

The DE By-Laws may be restated, amended, supplemented or repealed solely by a majority vote of the Trustees (and not by a vote of the Shareholders), provided that no restatement, amendment, supplement or repeal thereof shall limit the rights to indemnification or insurance provided in the DE Declaration with respect to any acts or omissions of Trustees, officers or agents (as defined in the By-Laws or in the DE Declaration) of the Acquiring Trust prior to such amendment.

Ohio – Amendments to Organizational Documents.

All rights granted to the Shareholders under the CST Ohio Trust Instrument are granted subject to the reservation of the right to amend the CST Ohio Trust Instrument, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of CST Trust Instrument (whether or not related to the rights of Shareholders) may be amended at any time so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the CST Trust pursuant to the vote of a majority of such Trustees).

Inspection Rights

Delaware – Inspection Rights.

The DE By-Laws provide that the Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Acquiring Trust or any Series shall be open to the inspection of the Shareholders; and no Shareholder shall have any right to inspect any account or book or document of the Acquiring Trust except as conferred by law or otherwise by the Trustees or by resolution of the Shareholders.

Ohio – Inspection Rights.

The CST Ohio Trust Instrument provides that the records of the CST Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of an Ohio corporation under the Ohio General Corporation Law. Under the referenced law, any shareholder of the corporation, upon written demand stating the specific purpose thereof, has the right to examine in person or by agent or attorney at any reasonable time and for any reasonable and proper purpose, the articles of the corporation, its regulations, its books and records of account, minutes, and records of shareholders aforesaid, and voting trust agreements, if any, on file with the corporation, and to make copies or extracts thereof.

Dissolution

Delaware – Dissolution.

Under the DE Declaration, the Acquiring Trust may be terminated at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or Class thereof may be terminated at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

The DE Declaration provides that upon the requisite Shareholder vote or action by the Trustees to terminate the Acquiring Trust or any one or more Series or any Class thereof, after paying or otherwise providing for all charges, taxes, expenses, and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or any Class thereof as may be determined by the Trustees, the Acquiring Trust shall in accordance with such procedures as the Trustees may consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the Shareholders of such Series or Class on the date of distribution. Thereupon, the Acquiring Trust or any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

Ohio – Dissolution.

Under The CST Ohio Trust Instrument, the Trust may be terminated at any time by an instrument executed by a majority of the Trustees then in office upon prior written notice to the Shareholders. Any Series or Class (and the establishment and designation thereof) may be terminated at any time by an instrument executed by a majority of the Trustees upon prior written notice to the Shareholders of that Series or Class). In the event of the liquidation or dissolution of the CST Trust, the Shareholders of each Series or Class that has been established and designated shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series or Class over the liabilities belonging to that Series or Class. The assets so distributable to the Shareholders of any particular Series or Class shall be distributed among such Shareholders in proportion to the number of Shares of that Series or Class held by them and recorded on the books of the CST Trust. The liquidation of any particular Series or Class may be authorized by vote of a majority of the Trustees.

Derivative Actions

Delaware – Derivative Actions.

Under the Delaware Act, a shareholder may bring a derivative action if (1) the shareholder has made a pre-suit demand upon the trustees to bring the action and the trustees have refused to do so, or (2) if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

A shareholder’s right to bring a derivative action is also be subject to additional standards and restrictions set forth in the Acquiring Trust’s DE Declaration, Article VIII, Section 2.

Ohio – Derivative Actions.

Under The CST Ohio Trust Instrument, shareholders have the same power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the CST Trust or the Shareholders as do stockholders of an Ohio business corporation. Under Ohio law, in a derivative action brought by one or more legal or equitable owners of shares to enforce a right of a corporation, the corporation having failed to enforce a right which may properly be asserted by it, the complaint must be verified and must allege that the plaintiff was a shareholder at the time the transaction of which he complains, The complaint shall also allege with particularity the efforts, if any, made by the plaintiff to obtain the action he desires from the directors and, if necessary, from the shareholders and the reasons for his failure to obtain the action or for not making the effort. The derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the shareholders similarly situated in enforcing the right of the corporation. The action shall not be dismissed or compromised without the approval of the court, and notice of the proposed dismissal or compromise shall be given to shareholders in such manner as the court directs.

Part B

STATEMENT OF ADDITIONAL INFORMATION

 Dated June 10, 2024

Capitol Series Trust (the “Trust”)

Acquisition of All of the Assets and Liabilities of

Clockwise Core Equity & Innovation ETF

(a series of the Capitol Series Trust):

By and in exchange for shares of

Clockwise Core Equity & Innovation ETF

 (a series of Tidal Trust II)

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Clockwise Core Equity & Innovation ETF (the “Target Fund”), a series of the Trust, in connection with the reorganization of the Target Fund into the Clockwise Core Equity & Innovation ETF (the “Acquiring Fund”), a newly-created series of Tidal Trust II (the “Tidal Trust”) as described in the Information Statement/Prospectus (the “Reorganization”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI ):

1.	The Statement of Additional Information for the Target Fund, dated December 29, 2023 (“Target Fund SAI”) (File Nos. 333-191495 and 811-22895) (Accession No. 0001580642-23-006995);

2.	The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2023 (the “Target Fund Annual Report”) (File No. 811-22895) (Accession No. 0001580642-23-006049); and

3.	The Target Fund’s unaudited financial statements included in the Target Fund’s Semi-annual Report to Shareholders for the period ended February 29, 2024 (the “Target Fund Semi-annual Report”) (File No. 811-22895) (Accession No. 0001580642-24-002541).

Because the Acquiring Fund was newly-created for the purposes of this Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly-created shell series of Tidal Trust II with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. The Target Fund Annual Report has previously been transmitted to Target Fund shareholders.

Supplemental Financial Information

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

Tables showing the fees and expenses of the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “Fees and Expenses” section of the Information Statement/Prospectus.

Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Each security held by the Target Fund is eligible to be held by the Acquiring Fund and the Acquiring Fund will have the same investment objective and strategies as the Target Fund. As a result, schedules of investments of the Target Fund modified to show the effects of the change are not required and are not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated June 10, 2024, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Clockwise Capital LLC, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, P.O. Box 46707, Cincinnati, Ohio 45246, by accessing the documents at the Target Fund’s website at clockwisefunds.com or by calling (toll free) 1-800-610-6128.

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EXHIBIT A

Additional Information About the Acquiring Fund

Below is information regarding the Acquiring Fund. Unless expressly stated otherwise, all references to the “Fund” in this Exhibit A refer to the Acquiring Fund. All references to the “Trust” in this Exhibit A refer to Tidal Trust II.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the Fund. This SAI relates to the Clockwise Core Equity & Innovation ETF. The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (the Adviser”) serves as investment adviser to the Fund and Clockwise Capital LLC (“Clockwise” or a “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Effective on or about on or about June 24, 2024, the Target Fund will reorganize into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. In connection with the Reorganization, the Fund assumed the assets and liabilities of the Target Fund. All historical financial information and other information contained in this SAI relating to the Fund for periods prior to the closing of the Reorganization is that of the Target Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on NYSE Arca, Inc. (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Certain Other Investments. As non-principal investment strategies, the Fund may invest in securities that are not included in the Fund’s principal strategy, including, but not limited to, convertible securities, variable rate demand notes, commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps, options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by the Fund in seeking performance and in managing cash flows. In addition, the Fund may use derivative instruments for hedging or risk management purposes or as part of its investment practices. Derivative instruments are contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These underlying assets, reference rates or indices may include stocks, interest rates, currency exchange rates and stock indices. The Fund will not directly invest in cryptocurrency and does not currently intend to invest in any entity whose primary business purpose is to provide exposure to cryptocurrency, but may still invest in companies with exposure to cryptocurrency. The Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term fixed income or money market funds.

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Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act. A non-diversified classification means that the Fund is not limited by the 1940 Act’s diversification requirements with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of such Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies.

Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). Although the Fund is non-diversified for purposes of the 1940 Act, it intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve it of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on Fund performance.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Sub-Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Investment Company Risk. The 1940 Act and the Internal Revenue Code (“IRC”) impose numerous constraints on the operations of registered investment companies, like the Fund. These restrictions may prohibit the Fund from making certain investments thus potentially limiting its profitability. For instance, if, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Large Shareholder Transaction Risk. A third-party investor, the Adviser, the Sub-Adviser, or an affiliate of the Adviser or the Sub-Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the Fund’s Shares.

3

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and associated risk factors. The Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments.

EQUITY SECURITIES

Generally. The Fund may invest in equity securities including common stocks, preferred stocks and convertible securities of U.S. corporate issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

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Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

FOREIGN SECURITIES

The Fund may investment in foreign equity securities, including emerging markets equity securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Because non-U.S. securities may trade on days when the Fund’s shares are not priced, NAV may change at times when Shares cannot be sold.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

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Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

In most cases, the Fund will invest in sponsored Depositary. However, the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the Depositary Receipts.

INVESTMENT COMPANY SECURITIES

Generally. The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund may invest in closed-end and open-end investment companies registered under the 1940 Act. Closed-end funds include business development companies (each a “BDC”) and open-end funds include mutual funds and exchange traded funds (each an “ETF”). The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired company; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. BDCs are publicly-traded closed-end funds that seek capital appreciation and income by investing in smaller companies during their initial or growth stages of development. The net asset value per share of a closed-end fund will fluctuate depending upon the performance of the securities held by the und. A closed-end fund is not required to buy its shares back from investors upon request.

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Mutual Funds. Mutual funds are open-end investment companies and issue new shares continuously and redeem shares daily at their net asset value. The net asset value per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund.

Exchange-Traded Funds. ETFs are open-end investment companies that continuously issue shares that are bought and sold on a national securities exchange. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. The net asset value of an ETF can fluctuate up or down due to changes in the market value of the securities owned by the ETF. ETF shares are only redeemable from an ETF in large blocks.

Risks of Closed-end Funds and ETFs. In addition to risks generally associated with investments in investment company securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (1) shares may trade at a market price that is above or below its net asset value; (2) an active trading market for shares may not develop or be maintained; (3) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; or (4) trading of shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse (short) ETFs and Leveraged ETFs. The Fund may invest up to 5% of its net assets in inverse ETFs and leveraged ETFs. An inverse ETF is constructed using various derivatives, swaps and futures contracts to profit from a decline in the value of an underlying benchmark. Inverse ETFs attempt to deliver returns that are the opposite of the underlying index’s returns. Inverse ETFs may track a broad-based index, correlate to specific sectors or be linked to commodities, currencies or some other benchmark. Investing in inverse ETFs is similar to holding various short positions, which involve borrowing securities and selling them with the goal of repurchasing them at a lower price. Leveraged (or “ultra short”) ETFs seek to deliver multiples or amplify of the performance of the index or benchmark it tracks. Leveraged ETFs are designed to achieve their investment objective on a daily basis and are not designed to track an underlying index over an extended period of time. A leveraged ETF does not seek to amplify the annual returns of index, but instead, tracks the daily changes. Leveraged ETFs pursue a range of investment strategies, including the use of swaps, futures contracts and other derivative instruments. Leveraged ETFs are typically used by traders who wish to speculate on an index, or to take advantage of the index’s short-term momentum. Due to the high-risk, high-cost structure of leveraged ETFs, they are rarely used as long-term investments. Investing in inverse ETFs or leveraged ETFs can be an effective way to hedge against market downturns. Most inverse and leveraged ETFs are designed to achieve their stated objectives daily, i.e. they “reset” daily. Their performance over longer periods of time - over weeks or months or years - can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Typically, the longer you hold an inverse or leveraged ETF, the greater your potential loss. Accordingly, inverse and leveraged ETFs may not be suitable for investors who plan to hold positions for longer than one trading session. The use of inverse or leveraged ETFs may be more costly and less tax efficient than traditional ETFs or other investment products.

●	Inverse or Short Correlation Risk. If an Underlying ETF is designed to deliver the opposite return of an index, it should lose money when such index rises — a result that is the opposite from traditional mutual funds. This risk is compounded if the Underlying ETF seeks to achieve a return that is a multiple of the inverse performance of its index.

●	Compounding Risk. The performance of an Underlying ETF for periods longer than a single day will very likely differ in amount, and possibly even direction from the daily return of its benchmark index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged ETF. This effect becomes more pronounced as index volatility and holding periods increase.

See also “Leverage” and “Risks of Leverage” in this SAI.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

A U.S. REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.

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REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could 5 cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

DEBT SECURITIES

Generally. The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations of U.S. issuers), asset back securities, municipal securities and corporate debt securities of U.S. and foreign issuers; commercial paper, zero coupon securities, loan participations and inflation-index securities of U.S. issuers, U.S. Government Securities and U.S. short-term money market instruments.

In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Sub-Adviser attempts to reduce credit and market risk through diversification of the Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations.

Credit risk. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Sub-Adviser or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

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Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Financial Services (“S&P®”), to help describe the creditworthiness of the issuer.

Uncertain Tax Treatment Risk. Investments in debt securities rated below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that the Fund does not become subject to U.S. federal income or excise tax.

Credit ratings risk. The Sub-Adviser may perform its own independent investment analysis of securities being considered for the Fund’s portfolio, which includes consideration of, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Sub-Adviser also may consider the ratings assigned by various investment services and independent rating agencies, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories.

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension risk. The market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income risk. The Fund’s income may decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. income tax purposes.

Inflation risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

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Interest rate risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Prepayment risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“FNMA”), the Government National Mortgage Association (“GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of the FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by the FNMA and Freddie Mac are protected.

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On December 24, 2009, the U.S. Treasury amended the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. On August 17, 2012, the U.S. Treasury announced the Third Amendment to the Agreement that recalibrated the calculation of the quarterly dividends that Freddie Mac pays to the U.S. Treasury which eliminated the need for Freddie Mac circularly to borrow from the U.S. Treasury only then to pay dividends back to the U.S. Treasury. The Third Amendment suspended the periodic commitment fee for so long as the dividend amounts were based on net worth. The Third Amendment also eliminated the requirement that Freddie Mac obtain the U.S. Treasury’s consent for asset dispositions with a fair market value (individually or in aggregate) of less than $250 million, but required Freddie Mac to submit annual risk management plans to the U.S. Treasury. On December 21, 2017, a letter agreement between the U.S. Treasury and Freddie Mac changed the terms of the senior preferred stock certificates to permit Freddie Mac to retain a $3 billion capital reserve, quarterly. On September 30, 2019, the U.S. Treasury and the Federal Housing Finance Agency (FHFA), acting as Conservator to Freddie Mac, announced amendments to the senior preferred stock certificates that will permit Freddie Mac to retain earnings beyond the $3 billion capital reserves previously allowed through the letter agreements. Since January 6, 2014, FHFA has conducted an ongoing assessment of its obligations and statutory mandates in preparation for Freddie Mac’s eventual exit from conservatorship.

Variable and Floating Rate Instruments

Certain obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Subject to its investment objective policies and restrictions, the Fund may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. The Fund may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months. A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. The Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return. As a result of the floating and variable rate nature of these investments, the Fund’s yields may decline, and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund’s yields may increase, and it may have reduced risk of capital depreciation. Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. The Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

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Zero-Coupon Securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of the holder as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

The use of reverse repurchase agreements by the Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Rule 18f-4 under the 1940 Act permits the Fund to enter into reverse repurchase agreements, provided that the Fund treats the reverse repurchase agreements as either (1) borrowings subject to the asset coverage requirements under the 1940 Act (see “Leverage” below) or (2) derivatives transactions under Rule 18f-4 (see “Derivative Instruments” below).

DERIVATIVE INSTRUMENTS

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

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Derivative instruments may be used to modify the effective duration of a Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Sub-Adviser seeks to protect a Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Sub-Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. Each Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board, the Adviser or the Sub-Adviser.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Among other things, under Rule 18f-4, a Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by such Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” As a result of the Relative VaR Test, a Fund may not seek returns in excess of 2x its designated reference portfolio.

In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of such Fund’s investments and cost of doing business, which could adversely affect investors.

Futures. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when they buy or sell futures contracts.

To the extent the Fund invests in futures contracts, the Fund will generally buy and sell futures contracts on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to market value of the futures contract. The account is marked-to market daily and the variation margin is monitored the Adviser and Custodian (defined below) on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

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Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Sub-Adviser’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

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Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts are subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Funds may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case such Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Funds may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Funds may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Sub-Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

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If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of such Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and such Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, such Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

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OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Funds use only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Funds may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which such Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, the Funds will treat such OTC options on securities as illiquid and subject to such Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If a Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and a Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. The Funds’ options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Funds may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, such Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to affect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Sub-Adviser is not successful in using options in managing a Fund’s investments, such Fund’s performance will be worse than if the Sub-Adviser did not employ such strategies.

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WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. After the Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Risks of When-Issued, Delayed Delivery and Forward Commitment Securities. Securities purchased on a forward commitment, or when issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested increases the Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss. Forward commitment transactions may also be conducted on a “to be announced” basis (“TBA Transaction”). In a TBA Transaction, the approximate purchase price is typically disclosed at the time of commitment, not the identity of the underlying security.

Dollar Roll Transactions. Dollar roll transactions are transactions wherein the Fund sells fixed-income securities, typically mortgage backed securities and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from the Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Risks of Dollar Roll Transactions. In the event that the value of the securities decline between the purchase and settlement date, the Fund will incur a loss. The Fund shall maintain a segregated account containing cash, U.S. government securities or high-quality debt instruments (“Liquid Assets”) equal to the value of the purchase commitments associated with all transactions conducted on a when issued, forward commitment or delayed delivery basis (“Purchase Commitments”). If the value of the Liquid Assets decreases during the period between the commitment and settlement dates, the Fund will add additional Liquid Assets to the segregated account to the Fund’s outstanding purchase commitments. A seller’s failure to complete a transaction may cause the Fund to miss a desired price or yield. In a TBA Transaction, the Fund assumes the risk that the security to be delivered will not be as favorable as originally anticipated.

Rule 18-4 Requirements. Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

MONEY MARKET FUNDS

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

OTHER SHORT-TERM INSTRUMENTS

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (1) shares of money market funds; (2) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (3) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (4) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by S&P Global Ratings or, if unrated, of comparable quality as determined by the Adviser; (5) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (6) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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SECURITIES LENDING

If approved by the Board, the Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The lending Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

LEVERAGE

Subject to the limitations described under “Investment Restrictions” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. Borrowing, like other forms of leverage, will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy equity and fixed income securities), selling short equity and fixed income securities, using derivatives and participating in other forms of direct or indirect borrowings.

Risks of Leverage. Generally, leverage creates the risk of magnified capital. Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract). The risks of leverage include a higher volatility of the NAV of the Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s investment income was not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund, as applicable, to liquidate certain of its investments at an inappropriate time.

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SHORT SELLING

The Fund may engage in short selling. The Fund may use short selling to limit its exposure to a possible market decline in its portfolio investments or to take advantage of anticipated market declines of certain securities. Short selling involves selling securities, which may or may not be owned, by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices.

Risks of Short Selling. To the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales “Against the Box.” Short sales of securities that the Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

EXCHANGE-TRADED NOTES

The Fund may invest in Exchange-Traded Notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange.

Risks of ETNs. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

COMMODITIES

Risks of Commodities. Companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. This is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The prices of commodities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in the prevailing interest rates. Conversely, during those same periods, the prices of certain commodities, such as oil and metals, have historically tended to increase. However, there can be no guarantee of such performance in the future.

TAX RISKS

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

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Unless your investment in Shares is made through a tax-deferred retirement account or other tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

ILLIQUID AND RESTRICTED INVESTMENTS

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limits are applied as of the date the Fund purchases an illiquid investment. It is possible that the Fund’s holding of illiquid investment could exceed the 15% limit, for example as a result of market developments or redemptions.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

TEMPORARY DEFENSIVE STRATEGIES

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

2.	Make loans, except to the extent permitted under the 1940 Act.

3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.

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4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

In determining its compliance with the fundamental investment restriction concentration, the Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Nominating and Governance Committee meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

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The full Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

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Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (75 percent) of Independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, even though there is no Lead Independent Trustee. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(2)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019) a firm specializing in cross border real estate investments; Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	90	Board Vice-Chairman of Inmobiliaria Specturm (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica)
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC (2010 to present)	90	Trillium Asset Management, LLC (2020 to present)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Consulting work with RedRidge Diligence Services (2023 to 2024); Chief Operating Officer, RedRidge Diligence Services (2011 to 2023).	90	None
Interested Trustee
Eric W. Falkeis(3) Born: 1973	President, Principal Executive Officer, Trustee, and Chairman	President and Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018); President and Principal Executive Officer (since 2018).	137	Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Fund, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014 to 2018); Trustee and Chairman of Tidal ETF Trust (since 2018).

(1)	The Trustees have designated a mandatory retirement age of 76, such that each Trustee, serving as such on the date he or she reaches the age of 76, shall submit his or her resignation not later than the last day of the calendar year in which his or her 76th birthday occurs.

(2)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).

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(3)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. The Board believes Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough has served as COO of Trillium Asset Management and in that capacity oversees all non-investment functions for the firm. The Board believes Ms. McDonough experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. The Board believes Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of the Tidal ETF Trust, from 2018 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. The Board believes Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. During the most recent 12-month period prior to the date of this SAI, the Audit Committee met one time with respect to the Fund.

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The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). As of the date of this SAI, the QLCC has not met with respect to the Trust.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, assisting the Board in its oversight of the Trust’s compliance program under Rule 38a-1 under the 1940 Act, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Ms. McDonough is the chair of the Nominating and Governance Committee. The Nominating Committee meets periodically, as necessary, but at least annually. Because the Fund has not yet commenced operations, the Nominating and Governance Committee has not yet met or taken any action with respect to the Fund as of the date of the SAI.

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Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 W Florida St, Suite 203, Milwaukee, WI 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis (1) Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman	President and Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013–2018) and Direxion Advisors, LLC (2017–2018); President, Principal Executive Officer, President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary of Tidal ETF Trust (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, ACA Global (2020 to 2023); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Director, Hadron Specialty Insurance Company; Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).
Ally L. Mueller Born: 1979	Vice President	Indefinite term; since August 2023	VP of Launches & Client Success Management (since 2024), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC; Assistant Treasurer, Tidal ETF Trust (since 2022).
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since August 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Secretary	Indefinite term; since 2022	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024); Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC, (2005 to 2013).
Peter Chappy Born: 1975	Assistant Treasurer	Indefinite term; since August 2023	AVP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008 to 2015).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term; since August 2023	VP of Database Management (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).
Charles Ragauss Born: 1987	Vice President	Indefinite term; since 2022	SVP of PM & Trading (since 2024), Portfolio Manager, Tidal Investments LLC (2020 to 2024); Chief Operating Officer (and other capacities) CSat Investment Advisory, L.P. (2016 to 2020).

(1)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

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Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2023, the following Trustees each beneficially owned shares of certain series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Trustee	Dollar Range of Shares Owned in the Target Fund(1)	Aggregate Dollar Range of Shares of Series of the Trust
Javier Marquina	None	Over $100,000

(1)	The Fund had not commenced operations as a series of the Trust as of December 31, 2023.

As of December 31, 2023, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Sub-Adviser, the Distributor (as defined below), or an affiliate of the Adviser, the Sub-Adviser or the Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Sub-Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Sub-Adviser, the Distributor or any affiliate thereof was a party.

Board Compensation.

Effective January 1, 2024, the Independent Trustees each receive $25,000 for each regular quarterly meeting attended and $2,500 for each special meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Audit Committee Chair receives an annual retainer of $20,000. The Trust has no pension or retirement plan.

The following table shows the compensation estimated to be earned by each Trustee for the Fund’s current fiscal year ending August 31, 2024. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Estimated Aggregate Compensation From the Fund	Estimated Total Compensation From Fund Complex Paid to Trustees(1)
Interested Trustees
Eric W. Falkeis	$0	$0
Independent Trustees
Javier Marquina	$0	$25,000
Michelle McDonough	$0	$25,000
David Norris	$0	$30,000

(1)	Compensation is based on estimated amounts for the fiscal year ending August 31, 2024.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of the date of this SAI, the Fund had not yet commenced operations and no Shares were outstanding.

As of May 15, 2024, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Target Fund as follows:

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Target Fund (Clockwise Core Equity & Innovation ETF)

Name and Address	% of Ownership	Type of Ownership

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	83.22%	Record

CODES OF ETHICS

The Trust, the Adviser and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser and the Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found on the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 800-610-6128 or (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser provides oversight of the Sub-Adviser and reviews the Sub-Adviser’s performance. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.95% based on the Fund’s average daily net assets.

The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

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The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Fund is new and has not paid fees to the Adviser pursuant to the Advisory Agreement as of the date of this SAI.

Prior to the Reorganization, the Target Fund paid a management fee equal to 0.95% of the Target Fund’s average daily net assets to the Sub-Adviser, which served as the investment adviser to the Target Fund. The table below sets forth the amount of the management fees, management fees waived and Target Fund operating expenses reimbursed by the Sub-Adviser (acting as investment adviser), and the net management fees paid by the Target Fund to the Sub-Adviser (acting as investment adviser) for the fiscal year/Period ended August 31, 2023 and 2022:

	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2023	$383,618	$0	$383,618
2022*	$23,616	$0	$23,616

* For the period January 27, 2022 (commencement of operations) to August 31, 2022.

INVESTMENT SUB-ADVISER

The Adviser has retained Clockwise Capital LLC, located at 1395 Brickell Avenue, Unit 800, Miami, Florida 33131 (“Clockwise” or the “Sub-Adviser”) to serve as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and the Clockwise. The Sub-Adviser became registered with the SEC in 2021.

Pursuant to the Sub-Advisory Agreement, Clockwise is responsible for the day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser and the Board. The Sub-Adviser is also responsible for trading portfolio securities and financial instruments for the Fund, including selecting broker-dealers to execute purchase and sale transactions. For its services, Clockwise is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.04% of the Fund’s average daily net assets.

The Sub-Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Adviser and Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days’ written notice to the Trust and the other party. The Sub-Advisory Agreement provides that the relevant Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Fund is new, and the Adviser has not paid fees with respect to the Fund to the Sub-Adviser as of the date of this SAI.

PORTFOLIO MANAGERS

The Fund is managed by Ryan Jeffrey Guttridge, CFA, Co-Portfolio Manager for the Sub-Adviser, Cengiz Mehmet (“James”) Cakmak, CFA, Co-Portfolio Manager for the Sub-Adviser, Qiao Duan, CFA, Portfolio Manager for the Adviser, and Charles A. Ragauss, CFA, Portfolio Manager for the Adviser.

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Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of April 30, 2024.

Ryan Jeffrey Guttridge, CFA, Co-Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	2	$30	1	$7
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Cengiz Mehmet (“James”) Cakmak, CFA, Co-Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	2	$30	1	$7
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Qiao Duan, CFA, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	55	$5,532	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	96	$10,451	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Fund had not yet commenced operations and no Shares were owned by the portfolio managers. The following is the dollar range of Target Fund shares beneficially owned by the portfolio managers as of April 30, 2024:

Portfolio Manager	Dollar Range of Equity Securities in the Target Fund
Ryan Jeffrey Guttridge	over $1,000,000

Cengiz Mehmet (“James”) Cakmak	None

Portfolio Manager Compensation.

Mr. Guttridge and Mr. Cakmak receive a fixed base salary and discretionary bonus that are not directly tied to the performance of the Target Fund. The availability and amount of any bonus will be based on factors such as firm profitability, as well as individual performance and team contribution and determined by the Clockwise’s Senior Management Team. Clockwise believes this compensation is competitive with similarly-situated industry participants. As an owner of Clockwise, Mr. Guttridge also shares in the profits of the firm.

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Each of Ms. Qiao Duan and Mr. Ragauss is compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. To mitigate these conflicts, the Adviser and the Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts the firms manage are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, ME 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Fund is new and has not incurred any underwriting commissions and the Distributor has not retained any amounts as of the date of this SAI.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks, and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars, and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professional if they receive similar payments from their Intermediary firm.

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Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 800-610-6128.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Disinterested Trustees”). The Plan may be continued from year-to-year only if the Board, including a majority of the Disinterested Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Pursuant to a Fund Administration Servicing Agreement between the Trust and the Administrator. The Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

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The Fund is new, and the Administrator has not received any fees for administrative services to the Fund as of the date of this SAI.

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, performed certain administrative and fund accounting services for the Target Fund. The table below sets forth the administration and accounting service fees paid to Ultimus for services rendered during the fiscal year/periods shown:

	Fiscal Year Ended August 31, 2023	Fiscal Period Ended August 31, 2022*
Target Fund	$70,417	$41,865

* For the period January 27, 2022 (commencement of operations) to August 31, 2022.

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The Fund is new, and Global Fund Services has not received any fees for sub-administrative services to the Fund as of the date of this SAI.

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, NY 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

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Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser and Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and the Sub-Adviser will rely upon their respective experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser and Sub-Adviser owe fiduciary duties to their clients to seek to provide best execution on trades effected. In selecting a broker/ dealer for each specific transaction, the Adviser and Sub-Adviser each chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser and Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

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The Adviser and Sub-Adviser each may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and Sub-Adviser do not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser and Sub-Adviser under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser and Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser or Sub-Adviser but only if the Adviser or Sub-Adviser, as applicable, determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser and Sub-Adviser each faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser or Sub-Adviser, as applicable, can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s or Sub-Adviser’ expenses to the extent that the Adviser or Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser and Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser and Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit the Adviser, the Sub-Adviser, the Affiliates, or other accounts managed by the Adviser or Sub-Adviser effectively cross subsidizing the other accounts managed by the Adviser or Sub-Adviser that benefit directly from the product. The Adviser and Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser or any other Affiliate are considered at or about the same time, transactions in such securities are allocated among them in a manner deemed equitable and consistent with relevant fiduciary obligations. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Fund is new and has not paid any brokerage commissions as of the date of this SAI.

The table below sets forth the brokerage commissions paid by the Target Fund for the fiscal year/periods shown:

	Fiscal Year Ended August 31, 2023	Fiscal Period Ended August 31, 2022*
Target Fund	$36,096	$6,594

* For the period January 27, 2022 (commencement of operations) to August 31, 2022.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

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The Fund is required to identify the securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is new and did not own equity securities of its regular broker-dealers or their parent companies as of the date of this SAI.

Directed Brokerage. The Fund is new and has not paid any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or the Sub-Adviser. For each fiscal period since its inception, the Target Fund did not pay any brokerage commissions to an affiliate of the Fund.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (1) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (2) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (3) sold the largest dollar amounts of Shares.

The Fund is new and did not own equity securities of its regular broker-dealers or their parent companies as of the date of this SAI. During the fiscal year ended August 31, 2023, the Target Fund acquired no securities of its regular broker-dealers, or a parent of their regular broker-dealers.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The Fund is new and does not have a portfolio turnover rate to report as of the date of this SAI. The portfolio turnover rates for the Target Fund are disclosed in the sections entitled “Portfolio Turnover” and “Financial Highlights” of the Fund’s prospectus. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2023 was significantly higher than the portfolio turnover rate for the fiscal period ended August 31, 2022 as a result of increased volatility and performance preservation.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interest in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may change from time to time.

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Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 4:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 4:00 p.m. Eastern Time for the Fund, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 4:00 p.m. Eastern Time for the Fund on the contractual settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

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Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent, the Adviser and the Sub-Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 4:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including if (1) the order is not in proper form; (2) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (3) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares ; (4) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (5) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (6) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with Rule 6c-11 under the 1940 Act, and SEC guidance relating thereto, including the ability of the Trust to suspend orders only in limited times and extraordinary circumstances. Additionally, a suspension of creation units by the Trust, on behalf of the Fund, will not impair the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

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In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$300	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

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In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$300	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made by the next Business Day following the trade date, as discussed above.

The Trust may in its discretion exercise its option to cause the Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

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The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends and interest income, if any, at least annually, and distribute any net realized capital gains to its shareholders at least annually.

Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

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The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Fund. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Fund. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its “investment company taxable income” (before the deduction for dividends paid) for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (2) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

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The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable to shareholders as ordinary income.

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In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for an exchanger who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

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Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that they are not subject to “backup withholding;” or (4) fails to provide a certified statement that they are a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (1) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (2) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (3) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

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PART C

Other Information

Item 15. Indemnification

Reference is made to Article VII of the Registrant’s Third Amendment and Restated Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit No.	Description of Exhibit
(1)	(a) Certificate of Trust of Tidal Trust II (formerly, Tidal ETF Trust II) (the “Trust” or the “Registrant”), previously filed with the Trust’s registration statement on Form N-1A on April 26, 2022, is hereby incorporated by reference.
(b) Certificate of Amendment to Certificate of Trust previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(c) Registrant’s Third Amended and Restated Declaration of Trust previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(2)	Registrant’s Amended and Restated By-Laws - previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3)	Voting Trust Agreement - NA
(4)	Form of Agreement and Plan of Reorganization (incorporated herein as Appendix A).
(5)	Instruments defining the rights of holders of the securities being registered, are incorporated by reference to the Trust’s Declaration of Trust and Bylaws
(6)	(a) Form of Investment Advisory Agreement between the Trust (on behalf of the Clockwise Core Equity & Innovation ETF) and Tidal Investments LLC, previously filed Form N-14 on April 16, 2024, is hereby incorporated by reference.
(b) Form of Investment Sub-Advisory Agreement between Tidal Investments LLC and Clockwise Capital LLC (for the Clockwise Core Equity & Innovation ETF), previously filed with Form N-14 on April 16, 2024, is hereby incorporated by reference.
(7)	(a) Distribution Agreement between the Trust and Foreside Fund Services, LLC, previously filed with the Trust’s registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(i) Form of Amendment to the Distribution Agreement (adding the Clockwise Core Equity & Innovation ETF), previously filed with Form N-14 on April 16, 2024, is hereby incorporated by reference.
(8)	Bonus or Profit-Sharing Contracts. None.
(9)	Custodian Agreement between the Trust and U.S. Bank National Association, previously filed with the Trust’s registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(10)	(a) Amended Rule 12b-1 Plan -- previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.(b) 18f-3 Plan – None.
(11)	Opinion and Consent of Counsel, previously filed with Form N-14 on April 16, 2024, is hereby incorporated by reference.
(12)	Form of Opinion and Consent of Counsel as to tax matters and consequences to shareholders, previously filed with Form N-14 on April 16, 2024, is hereby incorporated by reference.
(13)

(a) Fund Administration Servicing Agreement between the Trust and Tidal ETF Services LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(b) Fund Sub-Administration Servicing Agreement between Tidal ETF Services LLC on behalf of the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(c) Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(d) Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(14)	Consent of Ernst & Young LLP – filed herewith.
(15)	Omitted Financial Statements. None.
(16)	Power of Attorney, previously filed with Form N-14 on April 16, 2024, is hereby incorporated by reference.
(17)	(a) Prospectus and Statement of Additional Information for the Target Fund, dated December 29, 2023 are incorporated by reference.
(b) Annual Report to Shareholders for the fiscal year ended August 31, 2023, for the Target Fund is incorporated by reference.

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Item 17. Undertakings

(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 6th day of June 2024.

Tidal Trust II

/s/ Eric Falkeis
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 6th day of June 2024.

Signature	Title

/s/ Eric W. Falkeis	President, Principal Executive Officer, and Trustee
Eric W. Falkeis

/s/ Dave Norris*	Trustee
David Norris

/s/ Michelle McDonough*	Trustee
Michelle McDonough

/s/ Javier Marquina*	Trustee
Javier Marquina

/s/ Aaron Perkovich	Treasurer (principal financial officer and principal accounting officer)
Aaron Perkovich

*By:	/s/ Eric Falkeis
Eric Falkeis, Attorney in Fact
By Power of Attorney

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EXHIBIT INDEX

Exhibit No.	Exhibit
(14)	Consent of Independent Public Accountant

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